                                                                  EXHIBIT 14(e)


SIMPLE IRA APPLICATION                                  [AIM LOGO APPEARS HERE]


Complete Sections 1 - 10
Employee: Return completed application to your employer.
Employer: Return completed applications and check to: A I M Fund Services, Inc.,
P. O. Box 4739, Houston, TX 77210-4739.
Phone: 800-959-4246. Minors cannot open an AIM SIMPLE IRA Account. Make check payable to INVESCO Trust Company.

--------------------------------------------------------------------------------

1    PARTICIPANT INFORMATION (Please print or type)

     Name
          ----------------------------------------------------------------------
               First Name               Middle              Last Name

     Address
               -----------------------------------------------------------------
                    Street              City           State          ZIP Code

     Social Security Number                    Birth Date        /       /
                           --------------------           ------  ------  ------
                                                          Month    Day     Year

     Home Telephone (    )                   Work Telephone (    )
                     ----  ------------------                ----  -------------

--------------------------------------------------------------------------------

2    EMPLOYER INFORMATION (Please print or type)

     Name                                         Contact Person
          ---------------------------------------                ---------------

     Address
             -------------------------------------------------------------------
                    Street              City           State          ZIP Code

     Phone (    )
            ---- ------------------------

--------------------------------------------------------------------------------

3    DEALER INFORMATION (To be completed by registered securities dealer)

     Name of Broker/Dealer Firm
                                ------------------------------------------------

     Home Office Address
                         -------------------------------------------------------

     Representative Name and Number
                                   ---------------------------------------------

     Authorized Signature of Dealer
                                   ---------------------------------------------

     Branch Address
                    ------------------------------------------------------------

     Branch Phone Number (         )
                          --------- ------------------------


     / / Authorized for NAV purchase (If authorized for NAV purchase, other than the Broker, please attach NAV Certification Form)

--------------------------------------------------------------------------------

4    ACCOUNT INFORMATION

     Date of Initial Deposit        /       /
                             ------  ------  ------
                             Month    Day    Year

     Contribution Type:
     / /  Elective Deferral
     / /  Employer Contribution
     / /  Rollover from SIMPLE IRA
     / /  Transfer from SIMPLE IRA

5    FUND INVESTMENT

     Indicate Fund(s) and contribution amount(s). MAKE CHECK PAYABLE TO INVESCO TRUST COMPANY (ITC)



             Fund                        Amount of Investment                        Class of Shares (check one)
/ /  AIM Advisor Flex Fund               $_________________   / /  A Shares (522)                             / / C Shares (322)
/ /  AIM Advisor Income Fund              _________________   / /  A Shares (521)                             / / C Shares (321)
/ /  AIM Advisor International Value Fund _________________   / /  A Shares (526)                             / / C Shares (326)
/ /  AIM Advisor Large Cap Value Fund     _________________   / /  A Shares (520)                             / / C Shares (320)
/ /  AIM Advisor MultiFlex Fund           _________________   / /  A Shares (524)                             / / C Shares (324)
/ /  AIM Advisor Real Estate Fund         _________________   / /  A Shares (525)                             / / C Shares (325)
/ /  AIM Aggressive Growth Fund           _________________                Fund Currently Closed To New Investors (407)
/ /  AIM Blue Chip Fund                   _________________   / /  A Shares (515)    / / B Shares (615)       / / C Shares (315)
/ /  AIM Capital Development Fund         _________________   / /  A Shares (514)    / / B Shares (614)       / / C Shares (314)
/ /  AIM Constellation Fund               _________________   / /  A Shares (002)    / / B Shares (602)       / / C Shares (302)
/ /  AIM Limited Maturity Treasury Fund   _________________                     Only "A Shares" Available (007)
/ /  AIM Balanced Fund                    _________________   / /  A Shares (006)    / / B Shares (685)       / / C Shares (306)
/ /  AIM Charter Fund                     _________________   / /  A Shares (010)    / / B Shares (645)       / / C Shares (310)
/ /  AIM Global Aggressive Growth Fund    _________________   / /  A Shares (081)    / / B Shares (691)       / / C Shares (381)
/ /  AIM Global Growth Fund               _________________   / /  A Shares (082)    / / B Shares (692)       / / C Shares (382)
/ /  AIM Global Income Fund               _________________   / /  A Shares (083)    / / B Shares (693)       / / C Shares (383)
/ /  AIM Global Utilities Fund            _________________   / /  A Shares (408)    / / B Shares (655)       / / C Shares (308)
/ /  AIM Growth Fund                      _________________   / /  A Shares (406)    / / B Shares (650)       / / C Shares (350)
/ /  AIM High Yield Fund                  _________________   / /  A Shares (425)    / / B Shares (675)       / / C Shares (375)
/ /  AIM Income Fund                      _________________   / /  A Shares (402)    / / B Shares (665)       / / C Shares (365)
/ /  AIM Intermediate Government Fund     _________________   / /  A Shares (404)    / / B Shares (660)       / / C Shares (360)
/ /  AIM International Equity Fund        _________________   / /  A Shares (016)    / / B Shares (694)       / / C Shares (316)
/ /  AIM Money Market Fund                _________________   / /  A Shares (401)    / / B Shares (680)       / / C Shares (380)
                                                              / /  AIM Cash Reserve Shares (421)
/ /  AIM Value Fund                       _________________   / /  A Shares (405)    / / B Shares (690)       / / C Shares (305)
/ /  AIM Weingarten Fund                  _________________   / /  A Shares (001)    / / B Shares (640)       / / C Shares (301)
     Total                               $_________________


     (Please note that if no class of shares is selected, Class A shares will be purchased with the exception of the AIM Money Market Fund where AIM Cash Reserve Shares will be purchased.)

--------------------------------------------------------------------------------

6    TELEPHONE EXCHANGE PRIVILEGE

     Unless indicated below, I authorize A I M Fund Services, Inc., to accept instructions from any person to exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the AIM Fund's current prospectus.

     / /  I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

7    REDUCED SALES CHARGE (Optional)

     Right of Accumulation (This option is for Class A shares only.) I apply for Right of Accumulation reduced sales charges based on the following accounts in The AIM Family of Funds-Registered Trademark-:

     Fund(s)/Account No(s).                  Social Security No(s).
                           --------------                         --------------

                           --------------                         --------------

                           --------------                         --------------

     LETTER OF INTENT

     I agree to the Letter of Intent provisions in the prospectus. I plan to invest during a 13-month period a dollar amount of at least:

     / /  $25,000        / /  $50,000        / /  $100,000       / /  $250,000
     / /  $500,000       / /  $1,000,000

8    BENEFICIARY INFORMATION

     I hereby designate the following beneficiary to receive the balance in my SIMPLE IRA custodial account upon my death. To be effective, the designation of beneficiary and any subsequent change in designation of beneficiary must be filed with the Custodian prior to my death. The balance of my account shall be distributed in equal amounts to the beneficiary(ies) who survives me. If no beneficiary is designated or no designated beneficiary or contingent beneficiary survives me, the balance in my IRA will be distributed to the legal representatives of my estate. This designation revokes any prior designations. I retain the right to revoke this designation at any time. I hereby certify that there is no legal impediment to the designation of this beneficiary.

     PRIMARY BENEFICIARY(IES)

     Name                                      %  Relationship
          ------------------------------  -----                -----------------

     Address
            --------------------------------------------------------------------
               Street              City                State          ZIP Code

     Beneficiary's Social Security Number               Birth Date     /   /
                                         ---------------          ----- --- ----
                                                                  Month Day Year

     Name                                      %  Relationship
          ------------------------------  -----                -----------------

     Address
            --------------------------------------------------------------------
               Street              City                State          ZIP Code

     Beneficiary's Social Security Number               Birth Date     /   /
                                         ---------------          ----- --- ----
                                                                  Month Day Year

     CONTINGENT BENEFICIARY

     In the event that I die and no primary beneficiary listed above is alive, distribute all Fund accounts in my SIMPLE IRA to the following contingent beneficiary(ies) who survives me, in equal amounts. If more than on, please attach a list.

     Name                                      %  Relationship
          ------------------------------  -----                -----------------

     Address
            --------------------------------------------------------------------
               Street              City                State          ZIP Code

     Beneficiary's Social Security Number               Birth Date     /   /
                                         ---------------          ----- --- ----
                                                                  Month Day Year

9    AUTHORIZATION AND SIGNATURE

     I hereby establish the A I M Distributors, Inc. SIMPLE Individual Retirement Account appointing INVESCO Trust Company as Custodian. I have received and read the current prospectus of the investment company(ies) selected in this agreement and have read and understand the SIMPLE IRA custodial agreement and disclosure statement and consent to the custodial account fees as specified. I understand that a $10 annual AIM Fund SIMPLE IRA Maintenance Fee will be deducted early in each December from my AIM SIMPLE IRA.


     WITHHOLDING INFORMATION (SUBSTITUTE FORM W-9)

     Under the penalties of perjury I certify by signing this Application as provided below that:

     (1) The number shown in Section 1 of this Application is my correct Social Security (or Tax Identification) Number, and

     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, (c) the IRS has notified me that I am no longer subject to backup withholding. (This paragraph (2) does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement and payments other than interest and dividends.)



     YOU MUST CROSS OUT PARAGRAPH (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.


     In addition, the Fund hereby incorporates by reference into this section of the Application either the IRS instructions for Form W-9 or the substance of those instructions whichever is included in the prospectus.


     SIGNATURE PROVISIONS

     I, THE UNDERSIGNED DEPOSITOR, HAVE READ AND UNDERSTAND THE FOREGOING APPLICATION AND THE ATTACHED MATERIAL INCLUDED HEREIN BY REFERENCE. IN ADDITION, I CERTIFY THAT THE INFORMATION WHICH I HAVE PROVIDED AND THE INFORMATION WHICH IS INCLUDED WITHIN THE APPLICATION AND THE ATTACHED MATERIAL INCLUDED HEREIN BY REFERENCE IS ACCURATE INCLUDING BUT NOT LIMITED TO THE REPRESENTATIONS CONTAINED IN THE WITHHOLDING INFORMATION SECTION OF THIS APPLICATION. [THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.]


     Dated      /     /
          ----- ----- -----
          Month  Day  Year


     Signature of SIMPLE IRA Shareholder
                                        ----------------------------------------



10   SERVICE ASSISTANCE

     Our knowledgeable Client Service Representatives are available to assist you between 7:30 a.m. and 5:30 p.m. Central time at 800-959-4246.


[AIM LOGO APPEARS HERE]
A I M Distributors, Inc.                                                   12/97

AIM SIMPLE IRA ASSET-TRANSFER FORM                      [AIM LOGO APPEARS HERE]

USE THIS FORM ONLY WHEN TRANSFERRING ASSETS FROM AN EXISTING SIMPLE IRA TO AN AIM SIMPLE IRA.


Note: Use this form ONLY if you want AIM to request the money directly from another custodian.

Complete Sections 1 - 5.

If you do not already have an AIM SIMPLE IRA, you must also submit an AIM SIMPLE IRA Application. AIM will arrange the transfer for you.

--------------------------------------------------------------------------------

1    INVESTOR INFORMATION (Please print or type.)

     Name
          ----------------------------------------------------------------------
               First Name               Middle              Last Name

     Address
               -----------------------------------------------------------------
                                        Street

--------------------------------------------------------------------------------
                    City                     State                      ZIP Code

     Social Security Number                    Birth Date        /       /
                           --------------------           ------  ------  ------
                                                          Month    Day     Year

     Home Telephone (    )                   Work Telephone (    )
                     ----  ------------------                ----  -------------

--------------------------------------------------------------------------------

2    CURRENT TRUSTEE/CUSTODIAN

     Name of Resigning Trustee
                              --------------------------------------------------

     Account Number of Resigning Trustee
                                        ----------------------------------------

     Address of Resigning Trustee
                                 -----------------------------------------------
                                                  Street

--------------------------------------------------------------------------------
                    City                State                           ZIP Code

     Attention                          Telephone
               ------------------------           ------------------------------

--------------------------------------------------------------------------------

3    IRA ACCOUNT INFORMATION

     Please deposit proceeds in my
     / /  New*
     / /  Existing AIM SIMPLE IRA Account Number
                                                ---------------------------

     INVESTMENT ALLOCATION:

     Fund Name                               Class                    %
               -----------------------------      -------------------  --------

     Fund Name                               Class                    %
               -----------------------------      -------------------  --------

     Fund Name                               Class                    %
               -----------------------------      -------------------  --------

     *If this is a new AIM SIMPLE IRA account, you must attach a completed AIM SIMPLE IRA Application. If no class of shares is selected, Class A shares will be purchased, except in the case of AIM Money Market Fund, where AIM Cash Reserve Shares will be purchased.

--------------------------------------------------------------------------------

4    TRANSFER INSTRUCTIONS TO RESIGNING TRUSTEE OR CUSTODIAN

     OPTION 1: Please liquidate from the account(s) listed in Section 2 and issue a check in cash to my SIMPLE IRA with INVESCO Trust Company.

     Amount to liquidate:     / /  All  / /  Partial amount of $
                                                                ----------------

     When to liquidate:       / /  Immediately    / /  At maturity     /   /
                                                                    --- --- ---

     OPTION 2: (If the account listed in Section 2 contains shares of an AIM Fund, you may choose to transfer them "in kind.") Please deposit "in kind" the shares of the AIM Fund held in my account to INVESCO Trust Company.
     NOTE: ONLY AIM FUND SHARES MAY BE TRANSFERRED IN KIND. TO TRANSFER ALL OTHER ASSETS, THEY MUST BE LIQUIDATED.

     Amount to transfer "in kind": / / All / / Partial amount of shares
                                                                       ---------

5    AUTHORIZATION AND SIGNATURE

     I have established a SIMPLE IRA with the AIM Funds and have appointed INVESCO Trust Company as the successor Custodian. Please accept this as your authorization and instruction to liquidate or transfer in kind the assets noted above, which your company holds for me.

     Your Signature                                    Date     /     /
                    ----------------------------------     ----  ----  ----

     Note: Your resigning trustee or custodian may require your signature to be guaranteed. Call that institution for requirements.

     Name of Bank or Brokerage Firm
                                   ---------------------------------------------

     Signature Guaranteed by
                             ---------------------------------------------------
                                             (Name and title)

--------------------------------------------------------------------------------

6    DISTRIBUTION ELECTION INFORMATION
     SECTION 6 OF FORM TO BE COMPLETED BY PRIOR CUSTODIAN

     If this participant is age 70 1/2 or older this year, the resigning Trustee/Custodian must complete this section.

     Election made by the participant as of the required beginning date:

     1.   Method of calculation    / /  declining years     / /  recalculation
                                   / /  annuitization       / /  amortization

     2.   Life expectancy
          / / single life payout / / joint life expectancy factor-Joint birth date and relationship
                                                          --------

     3. The amount withheld from this rollover to satisfy this year's required distribution $
                          ------------------------------------------------------

     The life-expectancy ages used to calculate this required payment was

     ---------------------------------------------------------------------------

     Signature of Current Custodian/Trustee
                                            ------------------------------------

--------------------------------------------------------------------------------

REMAINDER OF FORM TO BE COMPLETED BY AIM


7    CUSTODIAN ACCEPTANCE

     This is to advise you that INVESCO Trust Company, as custodian, will accept the account identified above for:

     Depositor's Name                             Account Number
                      ---------------------------                ---------------


     This transfer of assets is to be executed from fiduciary to fiduciary and will not place the participant in actual receipt of all or any of the plan assets. No federal income tax is to be withheld from this transfer of assets.

     Authorized Signature /s/ Illegible               Mailing Date      /    /
                         ----------------------------             ---- ---- ----
                           (INVESCO Trust Company)

--------------------------------------------------------------------------------

8    INSTRUCTIONS TO RESIGNING TRUSTEE OR CUSTODIAN

     Please attach a copy of this form to the check and return to:

     INVESCO Trust Company, c/o A I M Fund Services, Inc., P. O. Box 4739, Houston, TX 77210-4739.


     Make check payable to INVESCO Trust Company.


     Indicate the AIM account number and the social security number of the SIMPLE IRA holder on all documents.




[AIM LOGO APPEARS HERE]
A I M Distributors, Inc.                                                   12/97

SIMPLE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT          [AIM LOGO APPEARS HERE]
FORM 5305-SA (December 1996)

Department of the Treasury
Internal Revenue Service (under Sections 408(a) and 408(p) of the Internal Revenue Code)


ARTICLE I

     1.01 THE CUSTODIAN WILL ACCEPT CASH CONTRIBUTIONS made on behalf of the participant by the participant's employer under the terms of a SIMPLE plan described in section 408(p). In addition, the Custodian will accept transfers or rollovers from other SIMPLE IRAs of the participant. No other contributions will be accepted by the Custodian.


ARTICLE II

     2.01 THE PARTICIPANT'S INTEREST in the balance in the custodial account is nonforfeitable.


ARTICLE III

     3.01 NO PART OF THE CUSTODIAL ACCOUNT MAY BE INVESTED IN LIFE INSURANCE contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

     3.02 NO PART OF THE CUSTODIAL ACCOUNT MAY BE INVESTED IN COLLECTIBLES (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3), which provides an exception for certain gold and silver coins and coins issued under the laws of any state.


ARTICLE IV

     4.01 NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT to the contrary, the distribution of the participant's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are herein incorporated by reference.

     4.02 UNLESS OTHERWISE ELECTED by the time distributions are required to begin to the participant under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the participant and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

     4.03 THE PARTICIPANT'S ENTIRE INTEREST IN THE CUSTODIAL ACCOUNT must be, or begin to be, distributed by the participant's required beginning date (April 1 following the calendar year-end in which the participant reaches age 70 1/2). By that date, the participant may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:

          (a) A single-sum payment.

          (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the participant.

          (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the participant and his or her designated beneficiary.

          (d) Equal or substantially equal annual payments over a specified period that may not be longer than the participant's life expectancy.

          (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the participant and his or her designated beneficiary.

     4.04 IF THE PARTICIPANT DIES before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

          (a) If the participant dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

          (b) If the participant dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the participant or, if the participant has not so elected, at the election of the beneficiary or beneficiaries, either

               (i) Be distributed by the December 31 of the year containing the fifth anniversary of the participant's death, or

               (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the participant's death. If, however, the beneficiary is the participant's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the participant would have reached age 70 1/2.

          (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the participant's required beginning date, even though payments may actually have been made before that date.

          (d) If the participant dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

     4.05 IN THE CASE OF A DISTRIBUTION OVER LIFE EXPECTANCY in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the participant's entire interest in the custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the participant (or the joint life and last survivor expectancy of the participant and the participant's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the participant and designated beneficiary as of their birthdays in the year the participant reaches age 70 1/2. In the case of a distribution in accordance with section 404(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

     4.06 THE OWNER OF TWO OR MORE INDIVIDUAL RETIREMENT ACCOUNTS may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

ARTICLE V

     5.01 THE PARTICIPANT AGREES TO PROVIDE THE CUSTODIAN with information necessary for the Custodian to prepare any reports required under sections 408(i) and 408(l)(2) and Regulations section 1.408-5 and 1.408-6.

     5.02 THE CUSTODIAN AGREES TO SUBMIT REPORTS to the Internal Revenue Service and the participant as prescribed by the Internal Revenue Service.

     5.03 THE CUSTODIAN ALSO AGREES TO PROVIDE THE PARTICIPANT'S EMPLOYER the summary description described in section 408(l)(2) unless this SIMPLE IRA is a transfer SIMPLE lRA.

ARTICLE VI

     6.01 NOTWITHSTANDING ANY OTHER ARTICLES which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with sections 408(a) and 408(p) and related regulations will be invalid.

ARTICLE VII

     7.01 THIS AGREEMENT WILL BE AMENDED from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.


ARTICLE VIII

     8.01 APPLICABLE LAW: This Custodial Agreement shall be governed by the laws of the state where the Trust resides.

     8.02 ANNUAL ACCOUNTING: The Custodian shall, at least annually, provide the Participant or Beneficiary (in the case of death) with an accounting of such Participant's account. Such accounting shall be deemed to be accepted by the Participant, if the Participant or Beneficiary does not object in writing within 60 days after the mailing of such accounting statement.

     8.03 AMENDMENT: The Participant irrevocably delegates to the Custodian the right and power to amend this Custodial Agreement. Except as hereafter provided, the Custodian will give the Participant 30 days prior written notice of any amendment. In case of a retroactive amendment required by law, the Custodian will provide written notice to the Participant of the amendment within 30 days after the amendment is made or, if later, by the time that notice of the amendment is required to be given under regulations or other guidance provided by the IRS. The Participant shall be deemed to have consented to any such amendment unless the Participant notifies the Custodian to the contrary within 30 days after notice to the Participant and requests a distribution or transfer of the balance in the account.

     8.04  RESIGNATION AND REMOVAL OF CUSTODIAN:

          (a) The Custodian may resign at any time by giving at least 30 days notice to the Participant. The Custodian may resign and appoint a successor trustee or custodian to serve under this agreement or under another governing instrument selected by the successor trustee or custodian by giving the Participant written notice at least 30 days prior to the effective date of such resignation and appointment, which notice shall also include a copy of such other governing instrument, if applicable, and the related disclosure statement. The Participant shall then have 30 days from the date of such notice to either request a complete distribution of the account balance or designate a different successor trustee or custodian. If the Participant does not request distribution of the account or designate a different successor within such 30 days, the Participant shall be deemed to have consented to the appointment of the successor trustee or custodian and the terms of any new governing instrument, and neither the Participant nor the successor shall be required to execute any written document to complete the transfer of the account to the successor trustee or custodian. The successor trustee or custodian may rely on any information, including beneficiary designations, previously provided by the Participant.

          (b) The Participant may at any time remove the Custodian and replace the Custodian with a successor trustee or custodian of the Participant's choice by giving 30 days written notice to the Custodian. In such event, the Custodian shall then deliver the assets of the account as directed by the Participant. However, the Custodian may retain a portion of the assets of the SIMPLE IRA as a reserve for payment of any anticipated remaining fees and expenses, and shall pay over any remainder of this reserve to the successor trustee or custodian upon satisfaction of such fees and expenses.

     8.05  CUSTODIAN'S FEES AND EXPENSES:

          (a) This Section 8.05 of the Custodial Agreement shall be governed by the requirements of Section 408(p)(7) and IRS Notice 97-6, Section J, and is further explained in the accompanying SIMPLE IRA Disclosure Statement.

          (b) The Participant agrees to pay the Custodian any and all fees specified in the Custodian's current published fee schedule for establishing and maintaining this SIMPLE IRA, including any fees for distributions from, transfers from, and terminations of this SIMPLE IRA. The Custodian may change its fee schedule at any time by giving the Participant 30 days prior written notice.

          (c) The Participant agrees to pay any expenses incurred by the Custodian in the performance of its duties in connection with the account. Such expenses include, but are not limited to, administrative expenses, such as legal and accounting fees, and any taxes of any kind whatsoever that may be levied or assessed with respect to such account.

          (d) All such fees, taxes, and other administrative expenses charged to the account shall be collected either from the assets in the account or from any contributions to or distributions from such account if not paid by the Participant, but the Participant shall be responsible for any deficiency.

          (e) In the event that for any reason the Custodian is not certain as to who is entitled to receive all or part of the custodial account, the Custodian reserves the right to withhold any payment from the custodial account, to request a court ruling to determine the disposition of the custodial assets, and to charge the custodial account for any expenses incurred in obtaining such legal determination.

     8.06 WITHDRAWAL REQUESTS: All requests for withdrawal shall be in writing on the form provided by the Custodian. Such written notice must also contain the reason for the withdrawal and the method of distribution being requested.

     8.07 AGE 70 1/2 DEFAULT PROVISIONS:

          (a) Unless the Custodian (or the Participant, if the Custodian permits) elects otherwise, life expectancies for purposes of calculating the required minimum distribution shall not be recalculated.

          (b) If the Participant does not choose any of the distribution methods under Section 4.03 of this Custodial Agreement by April 1st following the calendar year in which he/she reaches age 70 1/2, distribution shall be made to the Participant based on such Participant's single life expectancy.


     8.08 DEATH BENEFIT DEFAULT PROVISIONS: Unless the Custodian (or the Beneficiary, if the Custodian permits) elects otherwise, life expectancies for purposes of calculating the required minimum death distribution shall not be recalculated. If the Participant dies before his or her required beginning date and the beneficiary does not select a method of distribution described in section 4.04(b)(i) or (ii) by December 31st following the year of death, then distributions will be made pursuant to proposed regulation 1.401(a)(9)-1.

     8.09 INVESTMENT PROVISIONS: Pursuant to IRS Notice 97-6, Q&A J-4, if the Custodian is the Designated Financial Institution (DFI) and the Participant timely elects that his or her balance be transferred without cost or penalty to another SIMPLE IRA in accordance with the provisions described in the accompanying SIMPLE IRA Disclosure Statement, the Custodian reserves the right to restrict the participant's choice of investment alternatives as determined by the Custodian.

     8.10 RESPONSIBILITIES: Participant agrees that all information and instructions given to the Custodian by the Participant is complete and accurate and that the Custodian shall not be responsible for any incomplete or inaccurate information provided by the Participant or Participant's beneficiary(ies). Participant agrees to be responsible for all tax consequences arising from contributions to and distributions from this Custodial Account and acknowledges that no tax advice has been provided by the Custodian.

     8.11 DESIGNATION OF BENEFICIARY: Except as may be otherwise required by State law, in the event of the Participant's death, the balance in the account shall be paid to the beneficiary or beneficiaries designated by the Participant on a beneficiary designation acceptable to and filed with the Custodian. The Participant may change the Participant's beneficiary or beneficiaries at any time by filing a new beneficiary designation with the Custodian. If no beneficiary designation is in effect, if none of the named beneficiaries survive the Participant, or if the Custodian cannot locate any of the named beneficiaries after reasonable search, any balance in the account will be payable to the Participant's estate.


ARTICLE IX

SELF-DIRECTED SIMPLE IRA PROVISIONS

     9.01 INVESTMENT OF CONTRIBUTIONS: At the direction of the Participant, the Custodian shall invest all contributions to the account and earnings thereon in investments acceptable to the Custodian, which may include marketable securities traded on a recognized exchange or "over the counter" (excluding any securities issued by the Custodian), covered call options, certificates of deposit, and other investments to which the Custodian consents, in such amounts as are specifically selected and specified by Participant in orders to the Custodian in such form as may be acceptable to the Custodian, without any duty to diversify and without regard to whether such property is authorized by the laws of any jurisdiction as a trust investment. The Custodian shall be responsible for the execution of such orders and for maintaining adequate records thereof. However, if any such orders are not received as required, or, if received, are unclear in the opinion of the Custodian, all or a portion of the contribution may be held uninvested without liability for loss of income or appreciation, and without liability for interest pending receipt of such orders or clarification, or the contribution may be returned. The Custodian may, but need not, establish programs under which cash deposits in excess of a minimum set by it will be periodically and automatically invested in interest-bearing investment funds. The Custodian shall have no duty other than to follow the written investment directions of the Participant, and shall be under no duty to question said instructions and shall not be liable for any investment losses sustained by the Participant.

     9.02 REGISTRATION: All assets of the account shall be registered in the name of the Custodian or of a suitable nominee. The same nominee may be used with respect to assets of other investors whether or not held under agreements similar to this one or in any capacity whatsoever. However, each Participant's account shall be separate and distinct; a separate account therefor shall be maintained by the Custodian, and the assets thereof shall be held by the Custodian in individual or bulk segregation either in the Custodian's vaults or in depositories approved by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     9.03 INVESTMENT ADVISOR: The Participant may appoint an Investment Advisor, qualified under Section 3(38) of the Employee Retirement Income Security Act of 1974, to direct the investment of his SIMPLE IRA. The Participant shall notify the Custodian in writing of any such appointment by providing the Custodian a copy of the instruments appointing the Investment Advisor and evidencing the Investment Advisor's acceptance of such appointment, an acknowledgement by the Investment Advisor that it is a fiduciary of the account, and a certificate evidencing the Investment Advisor's current registration under the Investment Advisor's Act of 1940. The Custodian shall comply with any investment directions furnished to it by the Investment Advisor, unless and until it receives written notification from the Participant that the Investment Advisor's appointment has been terminated. The Custodian shall have no duty other than to follow the written investment directions of such Investment Advisor and shall be under no duty to question said instructions, and the Custodian shall not be liable for any investment losses sustained by the Participant.

     9.04 NO INVESTMENT ADVICE: The Custodian does not assume any responsibility for rendering advice with respect to the investment and reinvestment of Participant's account and shall not be liable for any loss which results from Participant's exercise of control over his account. The Custodian and Participant may specifically agree in writing that the Custodian shall render such advice, but the Participant shall still have and exercise exclusive responsibility for control over the investment of the assets of his account, and the Custodian shall not have any duty to question his investment directives.

     9.05 PROHIBITED TRANSACTIONS: Notwithstanding anything contained herein to the contrary, the Custodian shall not lend any part of the corpus or income of the account to; pay any compensation for personal services rendered to the account to; make any part of its services available on a preferential basis to; acquire for the account any property, other than cash, from; or sell any property to, any Participant, any member of a Participant's family, or a corporation con-trolled by any Participant through the ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of stock entitled to vote, or of 50% or more of the total value of shares of all classes of stock of such corporation.

     9.06 UNRELATED BUSINESS INCOME TAX: If the Participant directs investment of the account in any investment which results in unrelated business taxable income, it shall be the responsibility of the Participant to so advise the Custodian and to provide the Custodian with all information necessary to prepare and file any required returns or reports for the account. As the Custodian may deem necessary, and at the Participant's expense, the Custodian may request a taxpayer identification number for the account, file any returns, reports, and applications for extension, and pay any taxes or estimated taxes owed with respect to the account. The Custodian may retain suitable accountants, attorneys, or other agents to assist it in performing such responsibilities.

     9.07 DISCLOSURES AND VOTING: The Custodian shall deliver, or cause to be executed and delivered, to Participant all notices, prospectuses, financial statements, proxies and proxy soliciting materials relating to assets credited to the account. The Custodian shall not vote any shares of stock or take any other action, pursuant to such documents, with respect to such assets except upon receipt by the Custodian of adequate written instructions from Participant.

     9.08 MISCELLANEOUS EXPENSES: In addition to those expenses set out in section 8.05 of this plan, the Participant agrees to pay any and all expenses incurred by the Custodian in connection with the investment of the account, including expenses of preparation and filing any returns and reports with regard to unrelated business income, including taxes and estimated taxes, as well as any transfer taxes incurred in connection with the investment or reinvestment of the assets of the account.

     9.09 NONBANK TRUSTEE PROVISION: If the Custodian is a nonbank trustee, the Participant shall substitute another trustee or custodian in place of the Custodian upon receipt of notice from the Commissioner of the Internal Revenue Service or his delegate that such substitution is required because the Custodian has failed to comply with the requirements of Income Tax Regulations Section 1.408-2(e), or is not keeping such records, making such returns, or rendering such statements as are required by applicable law, regulations, or other rulings. The successor trustee or custodian shall be a bank, insured credit union, or other person satisfactory to the Secretary of the Treasury pursuant to
Section 408(a)(2) of the Code. Upon receipt by the Custodian of written acceptance by its successor of such successor's appointment, Custodian shall transfer and pay over to such successor the assets of the account (less amounts retained pursuant to section 8.04 of the Custodial Agreement) and all records (or copies thereof) of the Custodian pertaining thereto, provided that the successor trustee or custodian agrees not to dispose of any such records without the Custodian's consent.

--------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

Section references are to the Internal Revenue Code unless otherwise noted.

PURPOSE OF FORM

Form 5305-SA is a model custodial account agreement that meets the requirements of sections 408(a) and 408(p) and has been automatically approved by the IRS. A SIMPLE individual retirement account (SIMPLE IRA) is established after the form is fully executed by both the individual (participant) and the Custodian. This account must be created in the United States for the exclusive benefit of the participant or his or her beneficiaries. Individuals may rely on regulations for the Tax Reform Act of 1986 to the extent specified in those regulations. Do not file Form 5305-SA with the IRS. Instead, keep it for your records.

For more information on SIMPLE IRAs, including the required disclosures the Custodian must give the participant, get Pub. 590, Individual Retirement Arrangements (IRAs).


DEFINITIONS

Participant - The participant is the person who establishes the custodial account. Custodian - The Custodian must be a bank or savings and loan association, as defined in section 408(n), or any person who has the approval of the IRS to act as Custodian.


TRANSFER SIMPLE IRA

This SIMPLE IRA is a "transfer SIMPLE IRA" if it is not the original recipient of contributions under any SIMPLE plan. The summary description requirements of section 408(l)(2) do not apply to transfer SIMPLE IRAs.


SPECIFIC INSTRUCTIONS

Article IV - Distributions made under this article may be made in a single sum, periodic payment, or a combination of both. The distribution option should be reviewed in the year the participant reaches age 70 1/2 to ensure that the requirements of section 408(a)(6) have been met.

Article VIII - Article VIII and any that follow it may incorporate additional provisions that are agreed to by the participant and Custodian to complete the agreement. They may include, for example, definitions, investment powers, voting rights, exculpatory provisions, amendment and termination, removal of the Custodian, Custodian's fees, state law requirements, beginning date of distributions, accepting only cash, treatment of excess contributions, prohibited transactions with the participant, etc. Use additional pages if necessary and attach them to this form.


FINANCIAL DISCLOSURE

IN GENERAL: IRS regulations require the Custodian to provide you with a financial projected growth of your SIMPLE IRA account based upon certain assumptions.

GROWTH IN THE VALUE OF YOUR SIMPLE IRA: Growth in the value of your SIMPLE IRA is neither guaranteed nor projected. The value of your SIMPLE IRA will be computed by totaling the fair market value of the assets credited to your account. At least once a year the Custodian will send you a written report stating the current value of your SIMPLE IRA assets. The Custodian shall disclose separately a description of:

(a) The type and amount of each charge;

(b) the method of computing and allocating earnings, and

(c) any portion of the contribution, if any, which may be used for the purchase of life insurance.

CUSTODIAN FEES: The Custodian may charge reasonable fees or compensation for its services and it may deduct all reasonable expenses incurred by it in the administration of your SIMPLE IRA, including any legal, accounting, distribution, transfer, termination or other designated fees. Any charges made by the Custodian will be separately disclosed on an attachment hereto. Such fees may be charged to you or directly to your custodial account. In addition, depending on your choice of investment vehicles, you may incur brokerage commissions attributable to the purchase or sale of assets.

SIMPLE IRA DISCLOSURE STATEMENT                          [AIM LOGO APPEARS HERE]

RIGHT TO REVOKE YOUR SIMPLE IRA ACCOUNT: You may revoke your SIMPLE IRA within seven days after you sign the SIMPLE IRA Plan Application by hand delivering or mailing a written notice to the name and address indicated on the SIMPLE IRA Plan Application. If you revoke your account by mailing a written notice, such notice must be postmarked by the seventh day after you sign the Plan Application. If you revoke your SIMPLE IRA within the seven-day period you will receive a refund of the entire amount of your contributions to the SIMPLE IRA without any adjustment for earnings or any administrative expenses. If you exercise this revocation, we are still required to report certain information to the IRS.


GENERAL REQUIREMENTS OF A SIMPLE IRA:

1. All SIMPLE contributions must be made in cash, unless you are making a rollover contribution or transfer, and the Custodian accepts such noncash assets.

2. The only types of contributions permitted to be made to this SIMPLE IRA are salary reduction contributions and employer contributions under the employer's SIMPLE Retirement Plan.

3. The Custodian of your SIMPLE IRA must be a bank, savings and loan association, credit union or a person who is approved to act in such a capacity by the Secretary of the Treasury.

4. No portion of your SIMPLE IRA funds may be invested in life insurance contracts.

5. Your interest in your SIMPLE IRA must be fully vested and is nonforfeitable at all times.

6. The assets in your SIMPLE IRA may not be commingled with other property except in a common trust fund or common investment fund.

7. You may not invest the assets of your SIMPLE IRA in collectibles (as described in Section 408(m) of the Internal Revenue Code.) A collectible is defined as any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage, or any other tangible personal property specified by the IRS. However, if the Custodian permits, specially minted U.S. Gold and Silver bullion coins and certain state-issued coins are permissible SIMPLE IRA investments.

8. Your interest in your SIMPLE IRA must begin to be distributed to you by the April 1st following the calendar year you attain the age of 70 1/2. The methods of distribution, election deadlines and other limitations are described in detail below.

9. For purposes of the SIMPLE Plan rules, in the case of an individual who is not a self-employed individual, compensation means the amount described in section 6051(a)(3) which includes wages, tips and other compensation from the employer subject to income tax withholding under section 3401(a), and amounts described in section 6051(a)(8), including elective contributions made under a SIMPLE plan, and compensation deferred under a section 457 plan. In the case of a self-employed individual, compensation means net earnings from self-employment determined under section 1402(a), prior to subtracting any contributions made under the SIMPLE plan on behalf of the individual.

10. Contributions to a SIMPLE IRA are excludible from federal income tax and not subject to federal income tax withholding when made to the SIMPLE IRA. Salary reduction contributions are subject to FICA, FUTA or RRTA tax when made and must be reported on the employee's Form W-2 wage statement. Matching and nonelective employer contributions made to a SIMPLE IRA are not subject to FICA, FUTA or RRTA and are not required to be reported on Form W-2.

11. A SIMPLE IRA must be established by or on behalf of an employee prior to the first date by which a contribution is required to be deposited into the SIMPLE IRA.


ELIGIBLE EMPLOYEES: Under a SIMPLE Retirement Plan established by an Eligible Employer, all employees of the employer who received at least $5,000 in compensation from the employer during any two preceding calendar years, whether or not consecutive, and who are reasonably expected to receive at least $5,000 in compensation during the calendar year, must be eligible to participate in the SIMPLE Plan for the calendar year. An employer may impose less restrictive eligibility requirements, such as eliminating or reducing the prior year compensation requirements, the current year compensation requirement, or both, under its SIMPLE Plan.

   An employer, at its option, may exclude from eligibility employees who are included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers; in the case of a trust established or maintained pursuant to an agreement that the Secretary of Labor finds to be a collective bargaining agreement between air pilots represented in accordance with Title II of the Railway Labor Act and one or more employees, all employees not covered by that agreement; and employees who are nonresident aliens and who received no earned income from the employer that constitutes income from sources within the United States.

PARTICIPATION IN ANOTHER PLAN: An eligible employee may participate in an employer's SIMPLE Plan, even if he or she also participates in a plan of a different employer for the same year. However, the employee's salary reduction contributions are subject to the limitation of section 402(g), which provides an aggregate limit on the exclusion for elective deferrals for any individual. Also, an eligible employee who participates in an employer's SIMPLE plan and an eligible deferred compensation plan described in section 457(b) is subject to the limitation described in section 457(c). The employee is responsible for monitoring compliance with these limitations.

ELIGIBLE EMPLOYERS: SIMPLE plans may be established by employers (including tax-exempt employers and governmental entities) that had no more than 100 employees who earned $5,000 or more in compensation during the preceding calendar year. For purposes of the 100-employee limitation, all employees employed at any time during the calendar year are taken into account, regardless of whether they are eligible to participate in the SIMPLE plan. This means that otherwise excludible employees (i.e., certain union employees, nonresident aliens with no U.S.-source income, and those employees who have not met the plan's minimum eligibility requirements) must be taken into account.


SIMPLE PLAN CONTRIBUTIONS:


ELECTIVE DEFERRALS (SALARY REDUCTION CONTRIBUTIONS) - A salary reduction contribution is a contribution made pursuant to an employee's election to have an amount contributed to his or her SIMPLE IRA, rather than have the amount paid directly to the employee in cash. An eligible employee must be permitted to elect to have salary reduction contributions made at the level specified by the employee, expressed as a percentage of compensation for the year or as a specific dollar amount. The maximum salary reduction contribution per calendar year may not exceed $6,000, subject to cost of living adjustments. Salary reduction contributions may not begin until the eligible employee completes a form provided by the employer designed to permit the employee to elect the salary reduction percentage or specific dollar amount. An employer may not place any restrictions on the amount of an employee's salary reduction contributions (e.g., by limiting the contribution percentage), except to the extent needed to comply with the annual limit.


EMPLOYER CONTRIBUTIONS - TWO OPTIONS


1. MATCHING CONTRIBUTIONS: Under a SIMPLE plan, an employer is generally required to make a contribution on behalf of each eligible employee in an amount equal to the employee's salary reduction contributions, up to a limit of 3% of the employee's compensation for the entire calendar year.

   The 3% limit on matching contributions is permitted to be reduced for a calendar year at the election of the employer, but only if: the limit is not reduced below 1%; the limit is not reduced for more than two years out of the five-year period that ends with and includes the year for which the election is effective; and employees are notified of the reduced limit within a reasonable period of time before the 60-day election period during which employees can enter into salary reduction agreements as described below.

   In determining whether the limit was reduced below 3% for a year, any year before the first year in which an employer (or a predecessor employer) maintains a SIMPLE plan will be treated as a year for which the limit was 3%. If an employer chooses to make nonelective contributions for a year in lieu of matching contributions, that year also will be treated as a year for which the limit was 3%.

2. NONELECTIVE CONTRIBUTIONS: Under a SIMPLE plan, an employer may make nonelective contributions in lieu of matching contributions. These nonelective contributions must be equal to 2% of each eligible employee's compensation for the entire calendar year, regardless of whether the employee elects to make salary reduction contributions for the calendar year. The employer may, but is not required to, limit nonelective contributions to eligible employees who have at least $5,000 (or some lower amount selected by the employer) of compensation for the year. For purposes of this 2% nonelective contribution only, the compensation taken into account must be limited to the amount of compensation under section 401(a)(17) for the year. For 1997, this limit is $160,000 and will be adjusted in accordance with the cost of living.

   An employer may substitute the 2% nonelective contribution for the matching contribution for a year only if eligible employees are notified within a reasonable period of time before the 60-day election period during which employees can enter into salary reduction agreements that a 2% nonelective contribution will be made instead of a matching contribution.

EMPLOYEE ELECTIONS: During the 60-day period immediately preceding January 1st of a calendar year (i.e., November 2 to December 31 of the preceding calendar year), an eligible employee must be given the right to enter into a salary reduction agreement for the calendar year, or to modify a prior agreement (including reducing the amount subject to this agreement to $0). However, for the year in which the employee becomes eligible to make salary reduction contributions, the period during which the employee may enter into a salary reduction agreement or modify a prior agreement is a 60-day period that includes either the date the employee becomes eligible or the day before that date. For example, if an employer establishes a SIMPLE plan effective as of July 1, 1997, each eligible employee becomes eligible to make salary reduction contributions on that date and the 60-day period must begin no later than July 1 and cannot end before June 30, 1997.

   During these 60-day periods, employees have the right to modify their salary reduction agreements without restrictions. In addition, for the year in which an employee becomes eligible to make salary reduction contributions, the employee must be able to commence these contributions as soon as the employee becomes eligible, regardless of whether the 60-day period has ended. An employer may, but is not required to, provide additional opportunities or longer periods for permitting eligible employees to enter into salary reduction agreements or to modify prior agreements.

   An employee must be given the right to terminate a salary reduction agreement for a calendar year at any time during the year even if this is outside a SIMPLE plan's normal election period. The employer's SIMPLE plan may, however, provide that an employee who terminates a salary reduction agreement at any time other than the normal election period is not eligible to resume participation until the beginning of the next calendar year.


EMPLOYER ADMINISTRATIVE AND NOTIFICATION REQUIREMENTS: An employer must notify each employee, immediately before the employee's 60-day election period, of the employee's opportunity to enter into a salary reduction agreement or to modify a prior agreement. If applicable, this notification must disclose an employee's ability to select the financial institution that will serve as the trustee or custodian of the employee's SIMPLE IRA. Such notification must also include the Summary Description required under section 408(l)(2)(B). Such notification must also include whether the employer will be making either matching contributions (including the employer's election to reduce the matching contribution below 3%) or nonelective contributions as previously described.

   If an eligible employee who is entitled to a contribution under the employer's SIMPLE plan is unwilling or unable to establish a SIMPLE IRA with any financial institution prior to the date on which the contribution is required to be made to the SIMPLE IRA of the employee, the employer may execute the necessary SIMPLE IRA documents on the employee's behalf with a financial institution selected by the employer.

   The employer must deliver the salary reduction contributions to the financial institution maintaining the SIMPLE IRA as of the earliest date on which the contributions can reasonably be segregated from the employer's general assets, but no later than the close of the 30-day period following the last day of the month in which amounts would otherwise have been payable to the employee in cash.

   Matching and nonelective employer contributions must be made to the financial institution maintaining the SIMPLE IRA no later than the due date for filing the employer's income tax return, including extensions, for the taxable year that includes the last day of the calendar year for which the contributions are made.


ROLLOVERS:


ROLLOVER CONTRIBUTIONS FROM ANOTHER SIMPLE IRA - A rollover contribution to this SIMPLE IRA is only permitted from another SIMPLE IRA. A rollover contribution from another SIMPLE IRA is any amount the participant receives from one SIMPLE IRA and redeposits some or all of it into this SIMPLE IRA. The participant is not required to roll over the entire amount received from the first SIMPLE IRA. However, any amount you do not roll over will be taxed at ordinary income tax rates for federal income tax purposes and may also be subject to an additional tax if the distribution is a premature distribution described below.

   ROLLOVER DISTRIBUTIONS FROM A SIMPLE IRA - A distribution from any SIMPLE IRA may be rolled over only to another SIMPLE IRA during the two-year period the participant first participated in the employer's SIMPLE plan. Thus, a distribution from a SIMPLE IRA during that two-year period qualifies as a rollover contribution (and is not includible in gross income of the participant) only if the distribution is paid into another SIMPLE IRA and satisfies the other requirements that apply to all IRA rollovers under section 408(d)(3). SIMPLE IRAs may never be rolled into an employer's plan, such as a qualified plan or section 403(b) plan. After this two-year period, a distribution from a SIMPLE IRA may be rolled over to any IRA maintained by the individual. This two-year period begins on the first day on which contributions made by the individual's employer are deposited in the individual's SIMPLE IRA.


SPECIAL RULES THAT APPLY TO ROLLOVERS -


o The rollover must be completed no later than the 60th day after the day the distribution was received by you.

o You may have only one IRA-to-IRA rollover during a 12-consecutive-month period measured from the date you received a distribution of an IRA which was rolled over to another IRA. (See IRS Publication 590 for more information.)

o The same property you receive in a distribution must be the same property you roll over into the second IRA. For example, if you receive a distribution from an IRA of property, such as stocks, that same stock must be rolled over into the second IRA.

o You are required to make an irrevocable election indicating that this transaction will be treated as a rollover contribution.

o You are not required to receive a complete distribution from your IRA in order to make a rollover contribution into another IRA, nor are you required to roll over the entire amount you received from the first IRA.

o If you inherit an IRA due to the death of the participant, you may not roll this IRA into your own IRA unless you are the spouse of the decedent.

o If you are age 70 1/2 or older and wish to roll over to another IRA, you must first satisfy the minimum distribution requirement for that year and then the rollover of the remaining amount may be made.

o Rollover contributions to a SIMPLE IRA may not be made from a qualified plan, 403(b) plan, or any other IRA that is not a SIMPLE IRA.


EXCESS DEFERRALS: Excess elective deferrals (amounts in excess of the $6,000 SIMPLE elective deferral limit) are includible in your gross income in the calendar year of deferral. Income on the excess elective deferrals is includible in your income in the year of withdrawal from the SIMPLE IRA. You should withdraw excess elective deferrals and any allocable income, from your SIMPLE IRA by April 15 following the year to which the deferrals relate. These amounts may not be transferred or rolled over tax-free to another SIMPLE IRA. If you fail to withdraw excess elective deferrals, and any allocable income, by the following April 15th, the excess elective deferrals will be subject to the IRA contribution limitations of sections 219 and 408 of the Code and thus may be considered an excess contribution to your IRA. Such excess deferrals may be subject to a 6% excise tax for each year they remain in your SIMPLE IRA. Income on excess elective deferrals is includible in your gross income in the year you withdraw it from your IRA and must be withdrawn by April 15 following the calendar year to which the deferrals relate. Income withdrawn from the IRA after that date may be subject to a 10% tax (or 25% if withdrawn within the first two years of participation) on early distributions. The rules for determining and allocating income attributable to excess elective deferrals and other excess SIMPLE contributions are the same as those governing regular IRA excess contributions. The trustee or custodian of your SIMPLE IRA will inform you of the income allocable to such excess amounts.


DISTRIBUTIONS: In general, all distributions from a SIMPLE IRA are subject to federal income tax by the payee or distributee, whichever the case may be. When you start withdrawing from your SIMPLE IRA, you may take the distributions in regular payments, random withdrawals or in a single-sum payment. Generally, all amounts distributed to you from your SIMPLE IRA are included in your gross income in the taxable year in which they are received. However, if you have made nondeductible contributions to any regular IRA as permitted under section

408(o) of the Code, the nontaxable portion of the distribution, if any, will be a percentage based upon the ratio of your unrecovered nondeductible contributions to the aggregate of all IRA balances, including SEP, SIMPLE and rollover contributions, as of the end of the year in which you take the distribution, plus distributions from the account during the year. All taxable distributions from your SIMPLE IRA are taxed at ordinary income tax rates for federal income tax purposes and are not eligible for either capital gains treatment or 5/10 year averaging. An employer may not require an employee to retain any portion of the contribution in the SIMPLE IRA or otherwise impose any withdrawal restrictions.

   PREMATURE DISTRIBUTIONS - In general, if you are under age 59 1/2 and receive a distribution from your SIMPLE IRA account, a 10% additional income tax will apply to the taxable portion of the distribution, unless the distribution is received due to death; disability; a series of substantially equal periodic payments at least annually over your life expectancy or the joint life expectancy of you and your designated beneficiary; medical expenses that exceed 7.5% of your adjusted gross income; health insurance premiums paid by certain unemployed individuals; a qualifying rollover distribution; or the timely withdrawal of an excess deferral plus income attributable. If you request a distribution in the form of a series of substantially equal payments, and you modify the payments before five years have elapsed and before attaining age 59 1/2, the 10% additional income tax will apply retroactively to the year payments began through the year of such modification. In addition, if you request a distribution from your SIMPLE IRA within your first two years of participation in the SIMPLE plan and none of the exceptions listed above applies to the distribution, the normal 10% additional income tax referred to earlier is increased to 25%.

   AGE 70 1/2 REQUIRED MINIMUM DISTRIBUTIONS - You are required to begin receiving minimum distributions from your SIMPLE IRA by your required beginning date (the April 1 of the year following the year you attain age 70 1/2). The year you attain age 70 1/2 is referred to as your "first distribution calendar year." Your minimum distribution is based upon the value of your account at the end of the prior year (less any required distributions you received between January 1 and April 1 of the year following your first distribution calendar year) by the joint life expectancy of you and your designated beneficiary. If you do not have a designated beneficiary then the minimum distribution will be based upon your single life expectancy.

   As you can see, who you designate as beneficiary under your SIMPLE IRA will affect the period over which distributions may be made. If you have more than one primary beneficiary, generally the beneficiary with the shortest life expectancy will be the measuring life expectancy used for determining the period over which distributions will be made. If no beneficiary is named or you name a beneficiary which is not an individual (i.e., your estate), distributions will be based upon your single life expectancy.

   By the April 1 following your first distribution calendar year, you must make certain elections on a form provided by the Custodian. If no election is made, you will be deemed to have elected to take your distributions over a period not to exceed your single life expectancy. The required distributions for the second distribution calendar year and for each subsequent distribution calendar year must be made by December 31 of such year.

   Unless otherwise elected by the Custodian (or by you, if the Custodian permits) in determining the amount to be distributed for the second distribution calendar year and subsequent distribution calendar years, your life expectancy (and your designated beneficiary's life expectancy) shall not be recalculated. If the Custodian elects (or you elect, if the Custodian permits) to recalculate your life expectancy or your spouse's life expectancy, you will generally have a longer period of time over which payments will be made and therefore the minimum distribution will be less.

   CAUTION: If you or your spouse should die, the decedent's life expectancy that is being recalculated is reduced to zero which will reduce the period of distribution to the survivor's single life expectancy. If recalculation is not elected, the death of either person will not have an effect on the payment period.

   In any distribution calendar year you may take more than the required minimum. However, if you take less than the required minimum with respect to any distribution calendar year, you are subject to a federal excise tax penalty of 50% of the difference between the amount required to be distributed and the amount actually distributed.

   MINIMUM DISTRIBUTION INCIDENTAL BENEFIT (MDIB) RULE - Basically, this rule specifies that benefits provided under a retirement plan must be for the primary benefit of a participant rather than for his/her beneficiaries. If your spouse is your sole beneficiary, these special MDIB rules do not apply. The amount required to be distributed under the MDIB rule may in some cases be more than the amount required under the normal age 70 1/2 required minimum distribution rules. If someone other than or in addition to your spouse is a named primary beneficiary, the minimum distribution required is the greater of the amount determined under the regular 70 1/2 rules and the amount determined under the MDIB rules. The minimum amount to be distributed under the MDIB rules is the amount determined by taking the balance in your SIMPLE IRA account and dividing it by a factor taken from an IRS table specified in IRS regulations. The table provides life expectancies for you and a beneficiary who is assumed to be 10 years younger.

   DEATH DISTRIBUTIONS - If you die after your required beginning date, the balance in your SIMPLE IRA will be distributed in a manner which is at least as rapid as the method of distribution being used on the date of your death. If you die before your required beginning date, the balance in your SIMPLE IRA must generally be distributed within five years from the date of your death. However your beneficiary(ies) may elect to receive the balance in your account over the single life expectancy of your designated beneficiary if distributions begin no later than the end of the year containing the one year anniversary of your death. In addition, if your only beneficiary is your surviving spouse, distributions need not commence until December 31st of the year you would have attained age 70 1/2.

   PROHIBITED TRANSACTIONS - If you or your beneficiary engage in a prohibited transaction (as defined under Section 4975 of the Internal Revenue Code) with your SIMPLE IRA, it will lose its tax exemption and you must include the value of your account in your gross income for that taxable year. If you pledge any portion of your SIMPLE IRA as collateral for a loan, the amount so pledged will be treated as a distribution and will be included in your gross income for that year.

   INCOME TAX WITHHOLDING - All withdrawals from your SIMPLE IRA (except a direct transfer) are subject to federal income tax withholding. You may, however, elect not to have withholding apply to your SIMPLE IRA distribution in most cases. If withholding does apply to your distribution, it is at the rate of 10% of the amount of the distribution.


DESIGNATED FINANCIAL INSTITUTION "DFI":

In general, under section 408(p), an employer must permit an employee to select the financial institution for the SIMPLE IRA to which the employer will make all contributions on behalf of the employee. In this case, the financial institution is referred to as a "Non-DFI." Alternatively, under section 408(p)(7), an employer may require that all SIMPLE contributions initially be made to a single designated financial institution selected by the employer. In this case, the financial institution is referred to as a "DFI." Refer to your employer's SIMPLE Retirement Plan document to determine if the financial institution is a DFI or a Non-DFI.

   USE OF A DESIGNATED FINANCIAL INSTITUTION "DFI" - If an employer requires that all SIMPLE contributions initially be made to a DFI, the following requirements must be met:

     1. The employer and the financial institution must agree that the financial institution will be a DFI for the employer's SIMPLE plan;

     2. The DFI must agree that, if a participant elects before the expiration of the employee's 60-day election period, the participant's balance will be transferred without cost or penalty to another SIMPLE IRA (or after the two year period no longer applies, to any IRA) to a financial institution selected by the participant; and

     3. Each participant is given written notification describing the procedures under which, if a participant so elects, the participant's balance will be transferred without cost or penalty to another SIMPLE IRA (or after the two year period no longer applies, to any IRA) to a financial institution selected by the participant.

   If the participant elects before the expiration of the 60-day election period to have the balance transferred without cost or penalty as described above, such election is valid only with respect to the balance attributable to SIMPLE contributions for the calendar year following that 60-day election period (or, for the year in which an employee becomes eligible to make salary reduction contributions for the remainder of that year) and subsequent calendar years if such election so provides.

   If the participant timely elects the transfer of the balance without cost or penalty as described above, the participant's balance must be transferred on a reasonably frequent basis, such as on a monthly basis. If a participant timely elects this transfer without cost or penalty, the Custodian reserves the right to restrict the investment to a specified investment option until transferred, even though a variety of investment options are available with respect to contributions that the participant has not elected to transfer.

   A transfer is deemed to be made without cost or penalty if no liquidation, transaction, redemption or termination fee, or any commission, load (whether front-end or back-end) or surrender charge or similar fee or charge is imposed with respect to the balance being transferred that the participant has filed a timely election with the DFI. However, the DFI can charge a reasonable annual administrative fee to a SIMPLE IRA from which balances must be transferred in accordance with the participant's timely transfer election.

   In order to timely elect a transfer without cost or penalty, the participant must indicate such election on the SIMPLE IRA Plan Application attached hereto and must be received by the DFI no later than the expiration of the 60-day election period applicable to the employee. If the participant fails to timely elect such transfers without cost or penalty, the DFI reserves the right to charge any or all fees and expenses described in Section 8.05 of this SIMPLE IRA plan agreement.

   USE OF A NONDESIGNATED FINANCIAL INSTITUTION "NON-DFI" - If the employer's SIMPLE plan permits the participants to select their own financial institution to serve as trustee or custodian of the SIMPLE IRA, the rules explained above do not apply and the Custodian may charge any and all fees described in Section
8.05 of the SIMPLE IRA plan agreement.

   TRANSFERS DEFINED - A direct transfer is a payment from this SIMPLE IRA directly to another trustee or custodian of a SIMPLE IRA (or, after the two-year period no longer applies, to the trustee or custodian of any IRA). Transfers do not constitute a distribution since you are never in receipt of the funds. The monies are transferred directly to the new trustee or custodian. If you should transfer all or a portion of your SIMPLE IRA to your former spouse's IRA under a divorce decree (or under a written instrument incident to divorce) or separation instrument, you will not be deemed to have made a taxable distribution, but merely a transfer. The portion so transferred will be treated at the time of the transfer as the IRA of your spouse or former spouse. If your spouse is the beneficiary of your SIMPLE IRA, in the event of your death, your spouse may "assume" your SIMPLE IRA. The assumed IRA is then treated as your surviving spouse's IRA.


SUMMARY DESCRIPTION REQUIREMENTS: In general, the Custodian of any SIMPLE IRA must annually provide to the employer maintaining the SIMPLE plan a Summary Description early enough to allow the employer to meet its notification obligations. If the Custodian of this SIMPLE IRA is a DFI, the Summary Description will be provided directly to the employer by the Custodian in the underlying SIMPLE plan agreement. If the Custodian of this SIMPLE IRA is a Non-DFI, the Summary Description will be provided directly to the employee by the Custodian. The employee agrees to have the employer complete certain information contained on the Summary Description with respect to the employer's SIMPLE plan provisions. A sample Summary Description for a Non-DFI is located on the following page. The Custodian of a "transfer SIMPLE IRA" is not required to provide this Summary Description. A SIMPLE IRA is a "transfer SIMPLE IRA" if it is not a SIMPLE IRA to which the employer has made contributions under the SIMPLE plan.


PROCEDURES FOR WITHDRAWALS: All distributions from this SIMPLE IRA must be requested in writing on a form provided to the participant by the Custodian. After the withdrawal form has been completed and executed by the recipient, the form must be either hand delivered to the Custodian during normal business hours or mailed to the Custodian by first class mail, certified or registered mail prepaid through the U.S. Postal Service, or through any means of an expedited delivery service. After receipt of a properly executed withdrawal form, the Custodian will process the distribution as soon as administratively feasible.


FEDERAL ESTATE AND GIFT TAXES: Generally, there is no specific exclusion for SIMPLE IRAs under the estate tax rules. Therefore, in the event of your death, your SIMPLE IRA balance will be includible in your gross estate for federal estate tax purposes. However, if your surviving spouse is the beneficiary of your SIMPLE IRA, the amount in your SIMPLE IRA may qualify for the marital deduction available under Section 2056 of the Internal Revenue Code. A transfer of property for federal gift tax purposes does not include an amount which a beneficiary receives from a SIMPLE IRA plan.


PENALTIES: If you are under age 59 1/2 and receive a premature distribution from your SIMPLE IRA, an additional 10% (or 25% for certain SIMPLE IRA distributions) income tax will apply on the taxable amount of the distribution. If you make an excess deferral to your SIMPLE IRA and it is not corrected on a timely basis, an excise tax of 6% is imposed on the excess amount. This tax will apply each year to any part or all of the excess which remains in your account. If you are age 70 1/2 or over or if you should die, and the appropriate required minimum distributions are not made from your SIMPLE IRA, an additional tax of 50% is imposed upon the difference between what should have been distributed and what was actually distributed.

   For tax years ending before 1/1/97, you will be taxed an additional 15% on any amount you receive and include in income during a calendar year from qualified plans, TSAs and all IRAs which exceeds the greater of $150,000 (unindexed) or $112,500 (indexed for cost of living). Before you receive an excess distribution, you should seek advice from your tax advisor with respect to the application of these rules. For tax years 1997, 1998 and 1999, the 15% excess distribution tax will not apply. In the event of your death, your estate may be subject to a 15% tax on the "excess accumulation" in all of your qualified plans, TSAs and IRAs. You should seek the advice of your own tax advisor with respect to the application of this excess accumulation excise tax. You must file IRS Form 5329 with the Internal Revenue Service for any year an additional tax is due.


IRS APPROVAL AS TO FORM: This SIMPLE IRA Custodial Agreement has been approved by the Internal Revenue Service as to form. This is not an endorsement of the plan in operation or of the investments offered.


ADDITIONAL INFORMATION: You may obtain further information on IRAs and SIMPLE IRAs from your District Office of the Internal Revenue Service. In particular you may wish to obtain IRS Publication 590 (Individual Retirement Arrangements).

SIMPLE TRANSMITTAL FORM                                  [AIM LOGO APPEARS HERE]

--------------------------------------------------------------------------------
1. EMPLOYER INFORMATION (Please print or type.)
   Name of Employer_____________________________________________________________
   Address______________________________________________________________________
   City_________________________________State_____________________Zip Code______
--------------------------------------------------------------------------------
2. EMPLOYER'S AUTHORIZATION (Signature(s) of authorized employer representative) We hereby authorize INVESCO Trust Company to invest contributions in accordance with the instructions below. _________________________________________________ Date _________ /___ /____
                                                           Month     Day  Year

                 (1)                        (2)                 (3)                            (4)
               NAME OF                 SOCIAL SECURITY       SELECTED                 CONTRIBUTION PER FUND**
             PARTICIPANT                   NUMBER           AIM FUNDS*                (MINIMUM $25 PER FUND)
                                                                               Salary        Employer      Nonelective
                                                                              Deferral        Match      2% Contribution
1 ___________________________________  _______________  __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
2 ___________________________________  _______________  __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
3 ___________________________________  _______________  __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
4 ___________________________________  _______________  __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
5 ___________________________________  _______________  __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
6 ___________________________________  _______________  __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
7 ___________________________________  _______________  __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________
                                                        __________________ $_____________ $_____________ $_____________

 * Indicate funds used by each participant. ** Indicate dollar($) amount contributed per fund.

           (1)                   (2)              (3)                                (4)
         NAME OF          SOCIAL SECURITY      SELECTED                    CONTRIBUTION PER FUND**
       PARTICIPANT             NUMBER          AIM FUNDS*                  (MINIMUM $25 PER FUND)
                                                                   Salary          Employer       Nonelective
                                                                  Deferral           Match      2% Contribution
 8  __________________  __________________  ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
 9  __________________  __________________  ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
10  __________________  __________________  ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
11  __________________  __________________  ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
12  __________________  __________________  ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________
                                            ________________  $______________  $______________  $______________


                                            Total Employer Contributions       $______________

                                            Total Employee Salary
                                            Deferred Contributions             $______________

                                            Total Employer and
                                            Employee Contributions             $______________

If a contribution for a participant is to be invested in more than one fund, $25 or more must be invested in each fund selected. Attach form, check (payable to INVESCO Trust Company) and SIMPLE applications and mail to:

         REGULAR MAIL              OR            OVERNIGHT DELIVERIES ONLY
    ------------------------------------------------------------------------
    AIM FUND SERVICES, INC.                       AIM FUND SERVICES, INC.
    ATTN: RETIREMENT PLANS                        ATTN: RETIREMENT PLANS
          OPERATIONS                                    OPERATIONS
    P.O. BOX 4739                                 P.O. BOX 4739
    HOUSTON, TEXAS 77210-4739                     HOUSTON, TEXAS 77210-4739

 * Indicate funds used by each participant. ** Indicate dollar($) amount contributed per fund.

[AIM LOGO APPEARS HERE]     A I M Distributors, Inc.

                                                                           12/97
16

                                                         [AIM LOGO APPEARS HERE]

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS (SIMPLE)

FORM 5304-SIMPLE (DECEMBER 1996)

(NOT SUBJECT TO THE DESIGNATED FINANCIAL INSTITUTION RULES)


Department of the Treasury
Internal Revenue Service

--------------------------------------------------------------------------------

Name of Employer_____________________________________establishes the following SIMPLE plan under section 408(p) of the Internal Revenue Code and pursuant to the instructions contained in this form.

ARTICLE I - EMPLOYEE ELIGIBILITY REQUIREMENTS (Complete appropriate box(es) and blanks--see instructions.)

     1. GENERAL ELIGIBILITY REQUIREMENTS. The Employer agrees to permit salary reduction contributions to be made in each calendar year to the SIMPLE IRA established by each employee who meets the following requirements (select either 1a or 1b):

        a  / / FULL ELIGIBILITY. All employees are eligible.

        b / / LIMITED ELIGIBILITY. Eligibility is limited to employees who are described in both (i) and (ii) below:

               (i) CURRENT COMPENSATION. Employees who are reasonably expected to receive at least $____________ in compensation (not to exceed $5,000) for the calendar year.

               (ii) PRIOR COMPENSATION. Employees who have received at least $_____________ in compensation (not to exceed $5,000) during any ___________ calendar year(s) (insert 0, 1, or 2) preceding the calendar year.

     2. EXCLUDABLE EMPLOYEES. (OPTIONAL)

           / / The Employer elects to exclude employees covered under a collective bargaining agreement for which retirement benefits were the subject of good faith bargaining.

ARTICLE II - SALARY REDUCTION AGREEMENTS (Complete the box and blank, if appropriate--see instructions.)

     1. SALARY REDUCTION ELECTION. An eligible employee may make a salary reduction election to have his or her compensation for each pay period reduced by a percentage. The total amount of the reduction in the employee's compensation cannot exceed $6,000* for any calendar year.

     2.   TIMING OF SALARY REDUCTION ELECTIONS.

          a. For a calendar year, an eligible employee may make or modify a salary reduction election during the 60-day period immediately preceding January 1 of that year. However, for the year in which the employee becomes eligible to make salary reduction contributions, the period during which the employee may make or modify the election is a 60-day period that includes either the date the employee becomes eligible or the day before.

          b. In addition to the election periods in 2a, eligible employees may make salary reduction elections or modify prior elections ___________________. If the Employer chooses this option, insert a period or periods (e.g., semiannually, quarterly, monthly or daily) that will apply uniformly to all eligible employees.)

          c. No salary reduction election may apply to compensation that an employee received, or had a right to immediately receive, before execution of the salary reduction election.

          d. An employee may terminate a salary reduction election at any time during the calendar year. / / If this box is checked, an employee who terminates a salary reduction election not in accordance with 2b may not resume salary reduction contributions during the calendar year.

ARTICLE III - CONTRIBUTIONS (Complete the blank, if appropriate-see instructions.)

     1. SALARY REDUCTION CONTRIBUTIONS. The amount by which the employee agrees to reduce his or her compensation will be contributed by the Employer to the employee's SIMPLE IRA.

     2.   OTHER CONTRIBUTIONS.

          a.   Matching Contributions

               (i) For each calendar year, the Employer will contribute a matching contribution to each eligible employee's SIMPLE IRA equal to the employee's salary reduction contributions up to a limit of 3% of the employee's compensation for the calendar year.

               (ii) The Employer may reduce the 3% limit for the calendar year in (i) only if:

                    (1) The limit is not reduced below 1%; (2) The limit is not reduced for more than two calendar years during the five-year period ending with the calendar year the reduction is effective; and (3) Each employee is notified of the reduced limit within a reasonable period of time before the employees' 60-day election period for the calendar year (described in Article II, item 2a).

          b.   Nonelective Contributions

               (i) For any calendar year, instead of making matching contributions, the Employer may make nonelective contributions equal to 2% of compensation for the calendar year to the SIMPLE IRA of each eligible employee who has at least $___________ (not more than $5,000) in compensation for the calendar year. No more than $160,000* in compensation can be taken into account in determining the nonelective contribution for each eligible employee.

               (ii) For any calendar year, the Employer may make 2% nonelective contributions instead of matching contributions only if:

                    (1) Each eligible employee is notified that a 2% nonelective contribution will be made instead of a matching contribution; and

                    (2) This notification is provided within a reasonable period of time before the employees' 60-day election period for the calendar year (described in Article II, item 2a).

     3.   TIME AND MANNER OF CONTRIBUTIONS.

          a. The Employer will make the salary reduction contributions (described in 1 above) for each eligible employee to the SIMPLE IRA established at the financial institution selected by that employee no later than 30 days after the end of the month in which the money is withheld from the employee's pay. See instructions.

          b. The Employer will make the matching or nonelective contributions (described in 2a and 2b above) for each eligible employee to the SIMPLE IRA established at the financial institution selected by that employee no later than the due date for filing the Employer's tax return, including extensions, for the taxable year that includes the last day of the calendar year for which the contributions are made.

ARTICLE IV - OTHER REQUIREMENTS AND PROVISIONS

     1. CONTRIBUTIONS IN GENERAL. The Employer will make no contributions to the SIMPLE IRAs other than salary reduction contributions (described in Article III, item 1) and matching or nonelective contributions (described in Article III, items 2a and 2b).

     2. VESTING REQUIREMENTS. All contributions made under this SIMPLE plan are fully vested and nonforfeitable.

     3. NO WITHDRAWAL RESTRICTIONS. The Employer may not require the employee to retain any portion of the contributions in his or her SIMPLE IRA or otherwise impose any withdrawal restrictions.

     4. SELECTION OF IRA TRUSTEE. The Employer must permit each eligible employee to select the financial institution that will serve as the trustee, custodian, or issuer of the SIMPLE IRA to which the employer will make all contributions on behalf of that employee.

     5. AMENDMENTS TO THIS SIMPLE PLAN. This SIMPLE plan may not be amended except to modify the entries inserted in the blanks or boxes provided in Articles I, II, III, VI, and VII.

     6.   EFFECTS OF WITHDRAWALS AND ROLLOVERS.

          a. An amount withdrawn from the SIMPLE IRA is generally includible in gross income. However, a SIMPLE IRA balance may be rolled over or transferred on a tax-free basis to another IRA designed solely to hold funds under a SIMPLE plan. In addition, an individual may roll over or transfer his or her SIMPLE IRA balance to any IRA on a tax-free basis after a two-year period has expired since the individual first participated in a SIMPLE plan. Any rollover or transfer must comply with the requirements under section 408.

          b. If an individual withdraws an amount from a SIMPLE IRA during the two-year period beginning when the individual first participated in a SIMPLE plan and the amount is subject to the additional tax on early distributions under section 72(t), this additional tax is increased from 10% to 25%.

ARTICLE V - DEFINITIONS

     1.   COMPENSATION.

          a. GENERAL DEFINITION OF COMPENSATION. Compensation means the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding [as described in section 6051(a)(3)] and the employee's salary reduction contributions made under this plan, and, if applicable, elective deferrals under a section 401(k) plan, a SARSEP, or a section 403(b) annuity contract and compensation deferred under a section 457 plan required to be reported by the Employer on Form W-2 [as described in section 6051(a)(8)].

          b. COMPENSATION FOR SELF-EMPLOYED INDIVIDUALS. For self-employed individuals, compensation means the net earnings from self-employment determined under section 1402(a) prior to subtracting any contributions made pursuant to this plan on behalf of the individual.

     2. EMPLOYEE. Employee means a common-law employee of the Employer. The term employee also includes a self-employed individual and a leased employee described in section 414(n) but does not include a nonresident alien who received no earned income from the Employer that constitutes income from sources within the United States.

     3. ELIGIBLE EMPLOYEE. An eligible employee means an employee who satisfies the conditions in Article 1, item 1 and is not excluded under Article 1, item 2.

     4. SIMPLE IRA. A SIMPLE IRA is an individual retirement account described in section 408(a), or an individual retirement annuity described in section 408(b), to which the only contributions that can be made are contributions under a SIMPLE plan and rollovers or transfers from another SIMPLE IRA.

ARTICLE VI - PROCEDURES FOR WITHDRAWAL (The Employer will provide each employee with the procedures for withdrawals of contributions received by the financial institution selected by that employee, and that financial institution's name and address (by attaching that information or inserting it in the space below) unless: (1) that financial institution's procedures are unavailable, or (2) that financial institution provides the procedures directly to the employee.
See Employee Notification section in the instructions.)

ARTICLE VII - EFFECTIVE DATE
This SIMPLE plan is effective __________________________. (See instructions.)

Name of Employer
                  -------------------------------------------------------------

By:
     --------------------------------------------------------------------------
                   Signature                                       Date

Address of Employer
                    -----------------------------------------------------------

Name and Title
                ---------------------------------------------------------------

*This amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS.

MODEL NOTIFICATION TO ELIGIBLE EMPLOYEES

     I.   OPPORTUNITY TO PARTICIPATE IN THE SIMPLE PLAN

     You are eligible to make salary reduction contributions to the_________________SIMPLE plan. This notice and the attached summary description provide you with information that you should consider before you decide whether to start, continue, or change your salary reduction agreement.

     II.  EMPLOYER CONTRIBUTION ELECTION

     For the ____________ calendar year, the Employer elects to contribute to your SIMPLE IRA [employer must select either (1), (2), or (3)]:

          / / (1) A matching contribution equal to your salary reduction contributions up to a limit of 3% of your compensation for the year;

          / / (2) A matching contribution equal to your salary reduction contributions up to a limit of ___________% (employer must insert a number from 1 to 3 and is subject to certain restrictions) of your compensation for the year; or

          / / (3) A nonelective contribution equal to 2% of your compensation for the year (limited to $160,000, adjusted periodically by the IRS) if you are an employee who makes at least $____________ (Employer must insert an amount that is $5,000 or less) in compensation for the year.

     III. ADMINISTRATIVE PROCEDURES

     If you decide to start or change your salary reduction agreement, you must complete the salary reduction agreement and return it to __________________________ (Employer should designate a place or individual) by _________________(Employer should insert a date that is not less than 60 days after notice is given).

     IV. EMPLOYEE SELECTION OF FINANCIAL INSTITUTION

     You must select the financial institution that will serve as the trustee, custodian, or issuer of your SIMPLE IRA and notify your Employer of your selection.

PAPERWORK REDUCTION ACT NOTICE

You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

     The time needed to complete this form will vary depending on individual circumstances. The estimated average time is:

          Recordkeeping. . . . . . . . . . . . . .  3 hr., 38 min.
          Learning about the law or the form . . .  2 hr., 26 min.
          Preparing the form . . . . . . . . . . .  47 min.

     If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. DO NOT send this form to this address. Instead, keep it for your records.

GENERAL INSTRUCTIONS

Section references are to the Internal Revenue Code unless otherwise noted.

NOTE: THE INSTRUCTIONS FOR THIS FORM ARE DESIGNED TO ASSIST IN THE ESTABLISHMENT AND ADMINISTRATION OF THE SIMPLE PLAN; THEY ARE NOT INTENDED TO SUPERSEDE ANY PROVISIONS IN THE SIMPLE PLAN.

PURPOSE OF FORM

Form 5304-SIMPLE is a model Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) plan document that an employer may use to establish a SIMPLE plan described in section 408(p), under which each eligible employee is permitted to select the financial institution for his or her SIMPLE IRA. It is important that you keep this form for your records. DO NOT file this form with the IRS. For more information, see Pub. 560, Retirement Plans for the Self-Employed, and Pub. 590, Individual Retirement Arrangements (IRAs).

INSTRUCTIONS FOR THE EMPLOYER

WHICH EMPLOYERS MAY ESTABLISH AND MAINTAIN A SIMPLE PLAN?

You are eligible to establish and maintain a SIMPLE plan only if you meet both of the following requirements:

     1. Last calendar year, you had no more than 100 employees (including self-employed individuals) who earned $5,000 or more in compensation from you during the year. If you have a SIMPLE plan but later exceed this 100-employee limit, you will be treated as meeting the limit for the two years following the calendar year in which you last satisfied the limit. If the failure to continue to satisfy the 100-employee limit is due to an acquisition or similar transaction involving your business, special rules apply. Consult your tax advisor to find out if you can still maintain the plan after the transaction.

     2. You do not maintain during any part of the calendar year another qualified plan with respect to which contributions are made, or benefits are accrued, for service in the calendar year. For this purpose, a qualified plan [defined in section 219(g)(5)] includes a qualified pension plan, a profit-sharing plan, a stock bonus plan, a qualified annuity plan, a tax-sheltered annuity plan, and a simplified employee pension (SEP) plan.

     Certain related employers (trades or businesses under common control) must be treated as a single employer for purposes of the SIMPLE requirements. These are: (1) a controlled group of corporations under section 414(b); (2) a partnership or sole proprietorship under common control under section 414(c); or
(3) an affiliated service group under section 414(m). In addition, if you have leased employees required to be treated as your own employees under the rules of section 414(n), then you must count all such leased employees for the requirements listed above.

WHAT IS A SIMPLE PLAN?

A SIMPLE plan is a written arrangement that provides you and your employees with a simplified way to make contributions to provide retirement income for your employees. Under a SIMPLE plan, employees may choose whether to make salary reduction contributions to the SIMPLE plan rather than receiving these amounts as part of their regular compensation. In addition, you will contribute matching or nonelective contributions on behalf of eligible employees (see Employee Eligibility Requirements below and Contributions on page 23). All contributions under this plan will be deposited into a SIMPLE individual retirement account or annuity established for each eligible employee with the financial institution selected by each eligible employee (SIMPLE IRA).

     The information provided below is intended to help you understand and administer the rules of your SIMPLE plan.

WHEN TO USE FORM 5304-SIMPLE

A SIMPLE plan may be established by using this Model Form or any other document that satisfies the statutory requirements. Thus, you are not required to use Form 5304-SIMPLE to establish and maintain a SIMPLE plan. Further, do not use Form 5304-SIMPLE if:

     1. You want to require that all SIMPLE plan contributions initially go to a financial institution designated by you (i.e., you do not want to permit each of your eligible employees to choose a financial institution that will initially receive contributions). However, Form 5305-SIMPLE, Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) (for Use With a Designated Financial Institution), may be used in such a case;

     2. You want employees who are nonresident aliens receiving no earned income from you that constitutes income from sources within the United States to be eligible under this plan; or

     3. You want to establish a SIMPLE 401(k) plan.

COMPLETING FORM 5304-SIMPLE

Pages 1 and 2 of Form 5304-SIMPLE contain the operative provisions of your SIMPLE plan. This SIMPLE plan is considered adopted when you have completed all appropriate boxes and blanks and it has been executed by you.

     The SIMPLE plan is a legal document with important tax consequences for you and your employees. You may want to consult with your attorney or tax advisor before adopting this plan.

EMPLOYEE ELIGIBILITY REQUIREMENTS (ARTICLE I)

Each year for which this SIMPLE plan is effective, you must permit salary reduction contributions to be made by all of your employees who are reasonably expected to receive at least $5,000 in compensation from you during the year, and who received at least $5,000 in compensation from you in any two preceding years. However, you can expand the group of employees who are eligible to participate in the SIMPLE plan by completing the options provided in Article I, items 1a and 1b. To choose full eligibility, check the box in Article I, item 1a. Alternatively, to choose limited eligibility, check the box in Article I, item 1b, and then insert $5,000 or a lower compensation amount (including zero) and two or a lower number of years of service in the blanks in (i) and (ii) of
Article I, item 1b.

     In addition, you can exclude from participation those employees covered under a collective bargaining agreement for which retirement benefits were the subject of good faith bargaining. You may do this by checking the box in Article I, item 2.

SALARY REDUCTION AGREEMENTS (ARTICLE II)

As indicated in Article II, item 1, a salary reduction agreement permits an eligible employee to make a salary reduction election to have his or her compensation for each pay period reduced by a percentage (expressed as a percentage or dollar amount). The total amount of the reduction in the employee's compensation cannot exceed $6,000* for any calendar year.

TIMING OF SALARY REDUCTION ELECTIONS

For a calendar year, an eligible employee may make or modify a salary reduction election during the 60-day period immediately preceding January 1 of that year. However, for the year in which the employee becomes eligible to make salary reduction contributions, the period during which the employee may make or modify the election is a 60-day period that includes either the date the employee becomes eligible or the day before.

* This amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS.

     You can extend the 60-day election periods to provide additional opportunities for eligible employees to make or modify salary reduction elections using the blank in Article II, item 2b. For example, you can provide that eligible employees may make new salary reduction elections or modify prior elections for any calendar quarter during the 30 days before that quarter.

     You may use (but are not required to) the Model Salary Reduction Agreement to enable eligible employees to make or modify salary reduction elections.

     Employees must be permitted to terminate their salary reduction elections at any time. They may resume salary reduction contributions if permitted under
Article II, item 2b. However, by checking the box in Article II, item 2d, you may prohibit an employee who terminates a salary reduction election outside the normal election cycle from resuming salary reduction contributions during the remainder of the calendar year.

CONTRIBUTIONS (ARTICLE III)

Only contributions described below may be made to this SIMPLE plan. No additional contributions may be made.

SALARY REDUCTION CONTRIBUTIONS

As indicated in Article III, item 1, salary reduction contributions consist of the amount by which the employee agrees to reduce his or her compensation. You must contribute the salary reduction contributions to the financial institution selected by each eligible employee.

OTHER CONTRIBUTIONS
MATCHING CONTRIBUTIONS.

In general, you must contribute a matching contribution to each eligible employee's SIMPLE IRA equal to the employee's salary reduction contributions. This matching contribution cannot exceed 3% of the employee's compensation. See Definition of Compensation, below.

     You may reduce this 3% limit to a lower percentage, but not lower than 1%. You cannot lower the 3% limit for more than two calendar years out of the five-year period ending with the calendar year the reduction is effective. NOTE:
If any year in the five-year period described above is a year before you first established any SIMPLE plan, you will be treated as making a 3% matching contribution for that year for purposes of determining when you may reduce the employer matching contribution.

     In order to elect this option, you must notify the employees of the reduced limit within a reasonable period of time before the applicable 60-day election periods for the year. See Timing of Salary Reduction Elections above.

NONELECTIVE CONTRIBUTIONS.

Instead of making a matching contribution, you may, for any year, make a nonelective contribution equal to 2% of compensation for each eligible employee who has at least $5,000 in compensation for the year. Nonelective contributions may not be based on more than $160,000* of compensation.

     In order to elect to make nonelective contributions, you must notify employees within a reasonable period of time before the applicable 60-day election periods for such year. See Timing of Salary Reduction Elections above.
NOTE: Insert $5,000 in Article III, item 2b(i) to impose the $5,000 compensation requirement. You may expand the group of employees who are eligible for nonelective contributions by inserting a compensation amount lower than $5,000.

EFFECTIVE DATE (ARTICLE VII)

Insert in Article VII, the date you want the provisions of the SIMPLE plan to become effective. You must insert January 1 of the applicable year unless this is the first year for which you are adopting any SIMPLE plan. If this is the first year for which you are adopting a SIMPLE plan, you may insert any date between January 1 and October 1, inclusive of the applicable year. Do not insert any date before January 1, 1997.

OTHER IMPORTANT INFORMATION ABOUT YOUR SIMPLE PLAN

TIMING OF SALARY REDUCTION CONTRIBUTIONS

Under the Internal Revenue Code, for all SIMPLE plans, the employer must make the salary reduction contributions to the financial institution selected by each eligible employee for his or her SIMPLE IRA no later than the 30th day of the month following the month in which the


*This amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS.

amounts would otherwise have been payable to the employee in cash. The Department of Labor has indicated that most SIMPLE plans are also subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA). The Department of Labor has informed the IRS that, as a matter of enforcement policy, for these plans, salary reduction contributions must be made to each participant's SIMPLE IRA as of the earliest date on which those contributions can reasonably be segregated from the employer's general assets, but in no event later than the 30-day deadline described above.

DEFINITION OF COMPENSATION

"Compensation" means the amount described in section 6051(a)(3) [wages, tips, and other compensation from the employer subject to federal income tax withholding under section 3401(a)]. Usually, this is the amount shown in box 1 of Form W-2, Wage and Tax Statement. For further information, see Pub. 15 (Circular E), Employer's Tax Guide. Compensation also includes the salary reduction contributions made under this plan, and, if applicable, compensation deferred under a section 457 plan. In determining an employee's compensation for prior years, the employee's elective deferrals under a section 401(k) plan, a SARSEP, or a section 403(b) annuity contract are also included in the employee's compensation.

     For self-employed individuals, compensation means the net earnings from self-employment determined under section 1402(a) prior to subtracting any contributions made pursuant to this SIMPLE plan on behalf of the individual.

EMPLOYEE NOTIFICATION

You must notify each eligible employee prior to the employee's 60-day election period described above that he or she can make or change salary reduction elections and select the financial institution that will serve as the trustee, custodian, or issuer of the employee's SIMPLE IRA. In this notification, you must indicate whether you will provide:

     1. A matching contribution equal to your employees' salary reduction contributions up to a limit of 3% of their compensation;

     2. A matching contribution equal to your employees' salary reduction contributions subject to a percentage limit that is between 1 and 3% of their compensation; or

     3. A nonelective contribution equal to 2% of your employees' compensation.

     You can use the Model Notification to Eligible Employees on page 20 to satisfy these employee notification requirements for this SIMPLE plan. A Summary Description must also be provided to eligible employees at this time. This summary description requirement may be satisfied by providing a completed copy of pages 1 and 2 of Form 5304-SIMPLE (including the information described in Article VI - Procedures for Withdrawal).

     If you fail to provide the employee notification (including the summary description) described above, you will be liable for a penalty of $50 per day until the notification is provided. If you can show that the failure was due to reasonable cause, the penalty will not be imposed.

     If the summary description information with respect to the financial institution (i.e., the name and address of the financial institution and its withdrawal procedures) is not available at the time the employee must be given the summary description, you must provide the summary description without this information. In such a case, you will have reasonable cause for not including this information with respect to the financial institution in the summary description, but only if you see to it that this information is provided to the employee as soon as administratively feasible once the financial institution has been selected.

REPORTING REQUIREMENTS

You are not required to file any annual information returns for your SIMPLE plan, such as Forms 5500, 5500-C/R or 5500-EZ. However, you must report to the IRS which eligible employees are active participants in the SIMPLE plan and the amount of your employees' salary reduction contributions to the SIMPLE plan on Form W-2. These contributions are subject to social security, medicare, railroad retirement and federal unemployment tax.

DEDUCTING CONTRIBUTIONS

Contributions to this SIMPLE plan are deductible in your tax year containing the end of the calendar year for which the contributions are made.

     Contributions will be treated as made for a particular tax year if they are made for that year and are made by the due date (including extensions) of your income tax return for that year.

SUMMARY DESCRIPTION

Each year the SIMPLE plan is in effect, the financial institution for the SIMPLE IRA of each eligible employee must provide the employer the information described in section 408(I)(2)(B). This requirement may be satisfied by providing the employer a current copy of Form 5304-SIMPLE (including instructions) together with the financial institution's procedures for withdrawals from SIMPLE IRAs established at that financial institution, including financial institution's name and address. The summary description must be received by the employer in sufficient time to comply with the Employee Notification requirements above.

     There is a penalty of $50 per day imposed on the financial institution for each failure by the financial institution to provide the summary description described above. However, if the failure was due to reasonable cause, the penalty will not be imposed.

                                            [AIM LOGO APPEARS HERE]

SUMMARY DESCRIPTION FOR NONDESIGNATED FINANCIAL INSTITUTION

Employer must complete the following:

ELIGIBILITY REQUIREMENTS

All Employees of the Employer shall be eligible to participate under the Plan except:

     a. Employees included in a unit of employees covered under a collective bargaining agreement described in Section 2.02(a) of the Plan.

     b. Nonresident alien employees who did not receive U.S. source income described in Section 2.02(b) of the Plan.

     c. Employees who are not reasonably expected to earn $_____________(not to exceed $5,000) during the Plan Year for which the contribution is being made.

     d. There are no eligibility requirements. All Employees are eligible to participate upon the later of the plan's effective date or the employee's date of hire.

Each Eligible Employee will be eligible to become a Participant after having worked for the Employer during any prior years (not to exceed 2) and received at least $____________ in compensation (not to exceed $5,000), during each of such prior years.

WRITTEN ALLOCATION FORMULA

The Employer has agreed to provide contributions for the _______________ Plan Year as follows (complete only one choice):

     a.   Matching Contribution
     The amount of the Participant's Elective Deferral not in excess of 3% of such Participant's Compensation (not to exceed $6,000).

     b.   Matching Contribution
     The amount of the Participant's Elective Deferral not in excess of _______% (not less than 1% nor more than 3%) of each Participant's Compensation (not to exceed $6,000).

     c. Nonelective Employer Contribution 2% of each Participant's Compensation.

The Employer has designated _________________________________________________
(insert Name & Title) to provide additional information to participants about the Employer's SIMPLE Plan.

--------------------------------------------------------------------------------

GENERAL DISCLOSURE INFORMATION

The following information explains what a Savings Incentive Match Plan for Employees ("SIMPLE") is, how contributions are made and how to treat these contributions for tax purposes. For more specific information, refer to the employer's SIMPLE Retirement Plan document itself. For a calendar year, you may make or modify a salary reduction election during the 60-day period immediately preceding January 1 of that year. However, for the year in which you first become eligible to make salary reduction contributions, the period during which you may make or modify the election is a 60-day period that includes either the date you become eligible or the day before. If indicated in your Employer's SIMPLE plan, you may have additional opportunities during a calendar year to make or modify your salary reduction election.

     I.     SIMPLE RETIREMENT PLAN AND SIMPLE IRA DEFINED

A SIMPLE Retirement Plan is a retirement income arrangement established by your Employer. Under this SIMPLE Plan, you may choose to defer compensation to your own Individual Retirement Account or Annuity ("IRA"). You may base these "elective deferrals" on a salary reduction basis that, at your election, may be contributed to an IRA or received in cash. This type of plan is available only to an employer with 100 or fewer employees who earned at least $5,000 during the prior calendar year. A SIMPLE IRA is a separate IRA plan that you establish with an eligible financial institution for the purpose of receiving contributions under this SIMPLE Retirement Plan. Your Employer must provide you with a copy of the SIMPLE agreement containing eligibility requirements and a description of the basis upon which contributions may be made. All amounts contributed to your IRA belong to you, even after you quit working for your Employer.

     II.    ELECTIVE DEFERRALS - NOT REQUIRED

You are not required to make elective deferrals under this SIMPLE Retirement Plan. However, if the Employer is matching your elective deferrals, no Employer contribution will be made on your behalf unless you elect to defer under the plan.

     III.   ELECTIVE DEFERRALS - ANNUAL LIMITATION

The maximum amount that you may defer under this SIMPLE Plan for any calendar year is limited to the lesser of the percentage of your compensation that you select or $6,000, subject to cost-of-living increases. If you work for other employers (unrelated to this Employer) who also maintain a salary deferral plan, there is an overall limit on the maximum amount that you may defer in each calendar year to all elective SEPs, cash or deferred arrangements under section 401(k) of the Code, other SIMPLE plans and 403(b) plans regardless of how many employers you may have worked for during the year. This limitation is referred to as the section 402(g) limit. The section 402(g) limit on elective deferrals is currently $9,500 and is indexed according to the cost of living.

     IV.    ELECTIVE DEFERRALS - TAX TREATMENT

The amount that you may elect to contribute to your SIMPLE IRA is excludible from gross income, subject to the limitations discussed above, and is not includible as taxable wages on Form W-2. However, these amounts are subject to FICA taxes.

     V.     ELECTIVE DEFERRALS - EXCESS AMOUNTS CONTRIBUTED

When "excess elective deferrals" (i.e., amounts in excess of the $6,000 SIMPLE elective deferral limit or the section 402(g) limit) are made, you are responsible for calculating whether you have exceeded these limits in the calendar year. For 1997, the section 402(g) limit for contributions made to all elective deferral plans is $9,500. Excess elective deferrals are calculated on the basis of the calendar year.

     VI.    EXCESS ELECTIVE DEFERRALS - HOW TO AVOID ADVERSE TAX CONSEQUENCES

Excess elective deferrals are includible in your gross income in the calendar year of deferral. Income on the excess elective deferrals is includible in your income in the year of withdrawal from the IRA. You should withdraw excess elective deferrals and any allocable income, from your SIMPLE IRA by April 15 following the year to which the deferrals relate. These amounts may not be transferred or rolled over tax-free to another SIMPLE IRA. If you fail to withdraw excess elective deferrals, and any allocable income, by the following April 15th, the excess elective deferrals will be subject to the IRA contribution limitations of sections 219 and 408 of the Code and thus may be considered an excess contribution to your IRA. Such excess deferrals may be subject to a 6% excise tax for each year they remain in your SIMPLE IRA. Income on excess elective deferrals is includible in your gross income in the year you withdraw it from your IRA and must be withdrawn by April 15 following the calendar year to which the deferrals relate.

Income withdrawn from the IRA after that date may be subject to a 10% tax (or 25% if withdrawn within the first two years of participation) on early distributions.

     VII.   INCOME ALLOCABLE TO EXCESS AMOUNTS

The rules for determining and allocating income attributable to excess elective deferrals and other excess SIMPLE contributions are the same as those governing regular IRA excess contributions. The trustee or custodian of your SIMPLE IRA will inform you of the income allocable to such excess amounts.

     VIII.  AVAILABILITY OF REGULAR IRA CONTRIBUTION DEDUCTION

In addition to any SIMPLE contribution, you may contribute to a separate IRA the lesser of $2,000 or 100% of compensation to an IRA as a regular IRA contribution. However, the amount that you may deduct is subject to various limitations since you will be considered an "active participant" in an employer-sponsored plan. See Pub. 590, "Individual Retirement Arrangement," for more specific information.

     IX.    SIMPLE IRA AMOUNTS - ROLLOVER OR TRANSFER TO ANOTHER IRA

You may not roll over or transfer from your SIMPLE IRA any SIMPLE contributions (or income on these contributions) made during the plan year to another IRA (other than a SIMPLE IRA) until the two years following the date you first participated in the SIMPLE plan. Also, any distribution made before this time will be includible in your gross income and may also be subject to a 25% percent additional income tax for early withdrawal. You may, however, remove excess elective deferrals and income allocable to such excess amounts from your SIMPLE IRA before this time, but you may not roll over or transfer these amounts to another IRA.

     After the two-year restriction no longer applies, you may withdraw, or receive, funds from your SIMPLE IRA, and no more than 60 days later, place such funds in another IRA or SIMPLE IRA. This is called a "rollover" and may not be done without penalty more frequently than at one-year intervals. However, there are no restrictions on the number of times that you may make "transfers" if you arrange to have such funds transferred between the trustees so that you never have possession of the funds. You may not, however, roll over or transfer excess elective deferrals, and income allocable to such excess amounts from your SIMPLE IRA to another IRA. These excess amounts may be reduced only by a distribution to you.

     X.     FILING REQUIREMENTS

You do not need to file any additional forms with the IRS because of your participation in your employer's SIMPLE Plan.

     XI.    EMPLOYER TO PROVIDE INFORMATION

Your employer must provide you with a copy of the executed SIMPLE agreement, a Summary Description, the form you should use to elect to defer amounts to your SIMPLE IRA, and a statement for each taxable year showing any contribution to your SIMPLE IRA.

     XII.   FINANCIAL INSTITUTION WHERE IRA IS ESTABLISHED TO PROVIDE
INFORMATION

The financial institution must provide you with a disclosure statement that contains information described in section 1.408-6 of the regulations. The Disclosure Statement that is a part of this Custodian's SIMPLE IRA account documentation must be read in conjunction with this Summary Description for Nondesignated Financial Institutions. The Disclosure Statement contains important information about the SIMPLE plan rules and the contents of such Disclosure Statement are incorporated herein by reference.

See Publication 590, "Individual Retirement Arrangements," which is available at most IRS offices, for a more complete explanation of the disclosure requirements. In addition to the disclosure statement, the financial institution is required to provide you with a financial statement each year. It may be necessary to retain and refer to statements for more than one year in order to evaluate the investment performance of your IRA and in order that you will know how to report IRA distributions for tax purposes.

SIMPLE IRA DISCLOSURE STATEMENT                    [AIM LOGO APPEARS HERE]


RIGHT TO REVOKE YOUR SIMPLE IRA ACCOUNT: You may revoke your SIMPLE IRA within seven days after you sign the SIMPLE IRA Plan Application by hand delivering or mailing a written notice to the name and address indicated on the SIMPLE IRA Plan Application. If you revoke your account by mailing a written notice, such notice must be postmarked by the seventh day after you sign the Plan Application. If you revoke your SIMPLE IRA within the seven-day period you will receive a refund of the entire amount of your contributions to the SIMPLE IRA without any adjustment for earnings or any administrative expenses. If you exercise this revocation, we are still required to report certain information to the IRS.

GENERAL REQUIREMENTS OF A SIMPLE IRA:
 1. All SIMPLE contributions must be made in cash, unless you are making a rollover contribution or transfer, and the Custodian accepts such noncash assets.
 2. The only types of contributions permitted to be made to this SIMPLE IRA are salary reduction contributions and employer contributions under the employer's SIMPLE Retirement Plan.
 3. The custodian of your SIMPLE IRA must be a bank, savings and loan association, credit union or person who is approved to act in such a capacity by the Secretary of the Treasury.
 4. No portion of your SIMPLE IRA funds may be invested in life insurance contracts.
 5. Your interest in your SIMPLE IRA must be fully vested and is nonforfeitable at all times.
 6. The assets in your SIMPLE IRA may not be commingled with other property except in a common trust fund or common investment fund.
 7. You may not invest the assets of your SIMPLE IRA in collectibles (as described in Section 408(m) of the Internal Revenue Code.) A collectible is defined as any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage, or any other tangible personal property specified by the IRS. However, if the Custodian permits, specially minted U.S. Gold and Silver bullion coins and certain state-issued coins are permissible SIMPLE IRA investments.
 8. Your interest in your SIMPLE IRA must begin to be distributed to you by the April 1st following the calendar year you attain the age of 70-1/2. The methods of distribution, election deadlines and other limitations are described in detail below.
 9. For purposes of the SIMPLE IRA Plan rules, in the case of an individual who is not a self-employed individual, compensation means the amount described in section 6051(a)(3) which includes wages, tips and other compensation from the employer subject to income tax withholding under section 3401(a), and amounts described in section 6051(a)(8), including elective contributions made under a SIMPLE plan, and compensation deferred under a section 457 plan. In the case of a self-employed individual, compensation means net earnings from self-employment determined under section 1402(a), prior to subtracting any contributions made under the SIMPLE plan on behalf of the individual.
10. Contributions to a SIMPLE IRA are excludible from federal income tax and not subject to federal income tax withholding when made to the SIMPLE IRA. Salary reduction contributions are subject to FICA, FUTA or RRTA tax when made and must be reported on the employee's Form W-2 wage statement. Matching and nonelective employer contributions made to a SIMPLE IRA are not subject to FICA, FUTA or RRTA and are not required to be reported on Form W-2.
11. A SIMPLE IRA must be established by or on behalf of an employee prior to the first date by which a contribution is required to be deposited into the SIMPLE IRA.

ELIGIBLE EMPLOYEES: Under a SIMPLE Retirement Plan established by an Eligible Employer, all employees of the employer who received at least $5,000 in compensation from the employer during any two preceding calendar years, whether or not consecutive, and who are reasonably expected to receive at least $5,000 in compensation during the calendar year, must be eligible to participate in the SIMPLE Plan for the calendar year. An employer may impose less restrictive eligibility requirements, such as eliminating or reducing the prior year compensation requirements, the current year compensation requirement, or both, under its SIMPLE Plan.
     An employer, at its option, may exclude from eligibility employees who are included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers; in the case of a trust established or maintained pursuant to an agreement that the Secretary of Labor finds to be a collective bargaining agreement between air pilots represented in accordance with Title II of the Railway Labor Act and one or more employees, all employees not covered by that agreement; and employees who are nonresident aliens and who received no earned income from the employer that constitutes income from sources within the United States.

PARTICIPATION IN ANOTHER PLAN: An eligible employee may participate in an employer's SIMPLE Plan, even if he or she also participates in a plan of a different employer for the same year. However, the employee's salary reduction contributions are subject to the limitation of section 402(g), which provides an aggregate limit on the exclusion for elective deferrals for any individual. Also, an eligible employee who participates in an employer's SIMPLE plan and an eligible deferred compensation plan described in section 457(b) is subject to the limitation described in section 457(c). The employee is responsible for monitoring compliance with these limitations.

ELIGIBLE EMPLOYERS: SIMPLE plans may be established by employers (including tax-exempt employers and governmental entities) that had no more than 100 employees who earned $5,000 or more in compensation during the preceding calendar year. For purposes of the 100-employee limitation, all employees employed at any time during the calendar year are taken into account, regardless of whether they are eligible to participate in the SIMPLE plan. This means that otherwise excludible employees (i.e., certain union employees, nonresident aliens with no U.S.-source income, and those employees who have not met the plan's minimum eligibility requirements) must be taken into account.

SIMPLE PLAN CONTRIBUTIONS:

ELECTIVE DEFERRALS (SALARY REDUCTION CONTRIBUTIONS) -- A salary reduction contribution is a contribution made pursuant to an employee's election to have an amount contributed to his or her SIMPLE IRA, rather than have the amount paid directly to the employee in cash. An eligible employee must be permitted to elect to have salary reduction contributions made at the level specified by the employee, expressed as a percentage of compensation for the year or as a specific dollar amount. The maximum salary reduction contribution per calendar year may not exceed $6,000, subject to cost of living adjustments. Salary reduction contributions may not begin until the eligible employee completes a form provided by the employer designed to permit the employee to elect the salary reduction percentage or specific dollar amount. An employer may not place any restrictions on the amount of an employee's salary reduction contributions (e.g., by limiting the contribution percentage), except to the extent needed to comply with the annual limit.

EMPLOYER CONTRIBUTIONS -- TWO OPTIONS

1. MATCHING CONTRIBUTIONS: Under a SIMPLE plan, an employer is generally required to make a contribution on behalf of each eligible employee in an amount equal to the employee's salary reduction contributions, up to a limit of 3% of the employee's compensation for the entire calendar year.
     The 3% limit on matching contributions is permitted to be reduced for a calendar year at the election of the employer, but only if: the limit is not reduced below 1%; the limit is not reduced for more than two years out of the five-year period that ends with and includes the year for which the election is effective; and employees are notified of the reduced limit within a reasonable period of time before the 60-day election period during which employees can enter into salary reduction agreements as described below.
     In determining whether the limit was reduced below 3% for a year, any year before the first year in which an employer (or a predecessor employer) maintains a SIMPLE plan will be treated as a year for which the limit was 3%. If an employer chooses to make nonelective contributions for a year in lieu of matching contributions, that year also will be treated as a year for which the limit was 3%.

2. NONELECTIVE CONTRIBUTIONS: Under a SIMPLE plan, an employer may make nonelective contributions in lieu of matching contributions. These nonelective contributions must be equal to 2% of each eligible employee's compensation for the entire calendar year, regardless of whether the employee elects to make salary reduction contributions for the calendar year. The employer may, but is not required to, limit nonelective contributions to eligible employees who have at least $5,000 (or some lower amount selected by the employer) of compensation for the year. For purposes of this 2% nonelective contribution only, the compensation taken into account must be limited to the amount of compensation under section 401(a)(17) for the year. For 1997, this limit is $160,000 and will be adjusted in accordance with the cost of living.
     An employer may substitute the 2% nonelective contribution for the matching contribution for a year only if eligible employees are notified within a reasonable period of time before the 60-day election period during which employees can enter into salary reduction agreements that a 2% nonelective contribution will be made instead of a matching contribution.

EMPLOYEE ELECTIONS: During the 60-day period immediately preceding
January 1st of a calendar year (i.e., November 2 to December 31 of the preceding calendar year), an eligible employee must be given the right to enter into a salary reduction agreement for the calendar year, or to modify a prior agreement (including reducing the amount subject to this agreement to $0). However, for the year in which the employee becomes eligible to make salary reduction contributions, the period during which the employee may enter into a salary reduction agreement or modify a prior agreement is a 60-day period that includes either the date the employee becomes eligible or the day before that date. For example, if an employer establishes a SIMPLE plan effective as of July 1, 1997, each eligible employee becomes eligible to make salary reduction contributions on that date and the 60-day period must begin no later than July 1 and cannot end before June 30, 1997.
     During these 60-day periods, employees have the right to modify their salary reduction agreements without restrictions. In addition, for the year in which an employee becomes eligible to make salary reduction contributions, the employee must be able to commence these contributions as soon as the employee becomes eligible, regardless of whether the 60-day period has ended. An employer may, but is not required to, provide additional opportunities or longer periods for permitting eligible employees to enter into salary reduction agreements or to modify prior agreements.
     An employee must be given the right to terminate a salary reduction agreement for a calendar year at any time during the year even if this is outside a SIMPLE plan's normal election period. The employer's SIMPLE plan may, however, provide that an employee who terminates a salary reduction agreement at any time other than the normal election period is not eligible to resume participation until the beginning of the next calendar year.

EMPLOYER ADMINISTRATIVE AND NOTIFICATION REQUIREMENTS: An employer must notify each employee, immediately before the employee's 60-day election period, of the employee's opportunity to enter into a salary reduction agreement or to modify a prior agreement. If applicable, this notification must disclose an employee's ability to select the financial institution that will serve as the trustee or custodian of the employee's SIMPLE IRA. Such notification must also include the Summary Description required under section 408(1)(2)(B). Such notification must also include whether the employer will be making either matching contributions (including the employer's election to reduce the matching contribution below 3%) or nonelective contributions as previously described.
     If an eligible employee who is entitled to a contribution under the employer's SIMPLE plan is unwilling or unable to establish a SIMPLE IRA with any financial institution prior to the date on which the contribution is required to be made to the SIMPLE IRA of the employee, the employer may execute the necessary SIMPLE IRA documents on the employee's behalf with a financial institution selected by the employer.
     The employer must deliver the salary reduction contributions to the financial institution maintaining the SIMPLE IRA as of the earliest date on which the contributions can reasonably be segregated from the employer's general assets, but no later than the close of the 30-day period following the last day of the month in which amounts would otherwise have been payable to the employee in cash.
     Matching and nonelective employer contributions must be made to the financial institution maintaining the SIMPLE IRA no later than the due date for filing the employer's income tax return, including extensions, for the taxable year that includes the last day of the calendar year for which the contributions are made.

ROLLOVERS:

ROLLOVER CONTRIBUTIONS FROM ANOTHER SIMPLE IRA - A rollover contribution to this SIMPLE IRA is only permitted from another SIMPLE IRA. A rollover contribution from another SIMPLE IRA is any amount the participant receives from one SIMPLE IRA and redeposits some or all of it into this SIMPLE IRA. The participant is not required to roll over the entire amount received from the first SIMPLE IRA. However, any amount you do not roll over will be taxed at ordinary income tax rates for federal income tax purposes and may also be subject to an additional tax if the distribution is a premature distribution described below.
     ROLLOVER DISTRIBUTIONS FROM A SIMPLE IRA - A distribution from any SIMPLE IRA may be rolled over only to another SIMPLE IRA during the two-year period the participant first participated in the employer's SIMPLE plan. Thus, a distribution from a SIMPLE IRA during that two-year period qualifies as a rollover contribution (and is not includible in gross income of the participant) only if the distribution is paid into another SIMPLE IRA and satisfies the other requirements that apply to all IRA rollovers under section 408(d)(3). SIMPLE IRAs may never be rolled into an employer's plan, such as a qualified plan or section 403(b) plan. After this two-year period, a distribution from a SIMPLE IRA may be rolled over to any IRA maintained by the individual. This two-year period begins on the first day on which contributions made by the individual's employer are deposited in the individual's SIMPLE IRA.

SPECIAL RULES THAT APPLY TO ROLLOVERS -

o The rollover must be completed no later than the 60th day after the day the distribution was received by you.
o You may have only one IRA-to-IRA rollover during a 12-consecutive-month period measured from the date you received a distribution of an IRA which was rolled over to another IRA. (See IRS Publication 590 for more information).
o The same property you receive in a distribution must be the same property you roll over into the second IRA. For example, if you receive a distribution from an IRA of property, such as stocks, that same stock must be rolled over into the second IRA.
o You are required to make an irrevocable election indicating that this transaction will be treated as a rollover contribution.
o You are not required to receive a complete distribution from your IRA in order to make a rollover contribution into another IRA, nor are you required to roll over the entire amount you received from the first IRA.
o If you inherit an IRA due to the death of the participant, you may not roll this IRA into your own IRA unless you are the spouse of the decedent.
o If you are age 70 1/2 or older and wish to roll over to another IRA, you must first satisfy the minimum distribution requirement for that year and then the rollover of the remaining amount may be made.
o Rollover contributions to a SIMPLE IRA may not be made from a qualified plan, 403(b) plan, or any other IRA that is not a SIMPLE IRA.

EXCESS DEFERRALS: Excess elective deferrals (amounts in excess of the $6,000 SIMPLE elective deferral limit) are includible in your gross income in the calendar year of deferral. Income on the excess elective deferrals is includible in your income in the year of withdrawal from the SIMPLE IRA. You should withdraw excess elective deferrals and any allocable income, from your SIMPLE IRA by April 15 following the year to which the deferrals relate. These amounts may not be transferred or rolled over tax-free to another SIMPLE IRA. If you fail to withdraw excess elective deferrals, and any allocable income, by the following April 15th, the excess elective deferrals will be subject to the IRA contribution limitations of sections 219 and 408 of the Code and thus may be considered an excess contribution to your IRA. Such excess deferrals may be subject to a 6% excise tax for each year they remain in your SIMPLE IRA. Income on excess elective deferrals in includible in your gross income in the year you withdraw it from your IRA and must be withdrawn by April 15 following the calendar year to which the deferrals relate. Income withdrawn from the IRA after that date may be subject to a 10% tax (or 25% if withdrawn within the first two years of participation) on early distributions. The rules for determining and allocating income attributable to excess elective deferrals and other excess SIMPLE contributions are the same as those governing regular IRA excess contributions. The trustee or custodian of your SIMPLE IRA will inform you of the income allocable to such excess amounts.

DISTRIBUTIONS: In general, all distributions from a SIMPLE IRA are subject to federal income tax by the payee or distributee, whichever the case may be. When you start withdrawing from your SIMPLE IRA, you may take the distributions in regular payments, random withdrawals or in a single-sum payment. Generally, all amounts distributed to you from your SIMPLE IRA are included in your gross income in the taxable year in which they are received. However, if you have made nondeductible contributions to any regular IRA as permitted under section 408(o) of the Code, the nontaxable portion of the distribution, if any, will be a percentage based upon the ratio of your unrecovered nondeductible contributions to the aggregate of all IRA balances, including SEP, SIMPLE and rollover contributions, as of the end of the year in which you take the distribution, plus distributions from the account during the year. All taxable distributions from your SIMPLE IRA are taxed at ordinary income tax rates for federal income tax purposes and are not eligible for either capital gains treatment or 5/10 year averaging. An employer may not require an employee to retain any portion of the contribution in the SIMPLE IRA or otherwise impose any withdrawal restrictions.
     PREMATURE DISTRIBUTIONS -- In general, if you are under age 59 1/2 and receive a distribution from your SIMPLE IRA account, a 10% additional income tax will apply to the taxable portion of the distribution, unless the distribution is received due to death; disability; a series of substantially equal periodic payments at least annually over your life expectancy or the joint life expectancy of you and your designated beneficiary; medical expenses that exceed 7.5% of your adjusted gross income; health insurance premiums paid by certain unemployed individuals; a qualifying rollover distribution; or the timely withdrawal of an excess deferral plus income attributable. If you request a distribution in the form of a series of substantially equal payments, and you modify the payments before five years have elapsed and before attaining age
59 1/2, the 10% additional income tax will apply retroactively to the year payments began through the year of such modification. In addition, if you request a distribution from your SIMPLE IRA within your first two years of participation in the SIMPLE plan and none of the exceptions listed above applies to the distribution, the normal 10% additional income tax referred to earlier is increased to 25%.
     AGE 70 1/2 REQUIRED MINIMUM DISTRIBUTIONS -- You are required to begin receiving minimum distributions from your SIMPLE IRA by your required beginning date (the April 1 of the year following the year you attain age
70 1/2). The year you attain age 70 1/2 is referred to as your "first distribution calendar year." Your minimum distribution is based upon the value of your account at the end of the prior year (less any required distributions you received between January 1 and April 1 of the year following your first distribution calendar year) by the joint life expectancy of you and your designated beneficiary. If you do not have a designated beneficiary then the minimum distribution will be based upon your single life expectancy.
     As you can see, who you designate as beneficiary under your SIMPLE IRA will affect the period over which distributions may be made. If you have more than one primary beneficiary, generally the beneficiary with the shortest life expectancy will be the measuring life expectancy used for determining the period over which distributions will be made. If no beneficiary is named or you name a beneficiary which is not an individual (i.e., your estate), distributions will be based upon your single life expectancy.
     By the April 1 following your first distribution calendar year, you must make certain elections on a form provided by the Custodian. If no election is made, you will be deemed to have elected to take your distributions over a period not to exceed your single life expectancy. The required distributions for the second distribution calendar year and for each subsequent distribution calendar year must be made by December 31 of such year.
     Unless otherwise elected by the Custodian (or by you, if the Custodian permits) in determining the amount to be distributed for the second distribution calendar year and subsequent distribution calendar years, your life expectancy (and your designated beneficiary's life expectancy) shall not be recalculated. If the Custodian elects (or you elect, if the Custodian permits) to recalculate your life expectancy or your spouse's life expectancy, you will generally have a longer period of time over which payments will be made and therefore the minimum distribution will be less.
     CAUTION: If you or your spouse should die, the decedent's life expectancy that is being recalculated is reduced to zero which will reduce the period of distribution to the survivor's single life expectancy. If recalculation is not elected, the death of either person will not have an effect on the payment period.
     In any distribution calendar year you may take more than the required minimum. However, if you take less than the required minimum with respect to any distribution calendar year, you are subject to a federal excise tax penalty of 50% of the difference between the amount required to be distributed and the amount actually distributed.
     MINIMUM DISTRIBUTION INCIDENTAL BENEFIT (MDIB) RULE -- Basically, this rule specifies that benefits provided under a retirement plan must be for the primary benefit of a participant rather than for his/her beneficiaries. If your spouse is your sole beneficiary, these special MDIB rules do not apply. The amount required to be distributed under the MDIB rule may in some cases be more than the amount required under the normal age 70 1/2 required minimum distribution rules. If someone other than or in addition to your spouse is a named primary beneficiary, the minimum distribution required is the greater of the amount determined under the regular 70 1/2 rules and the amount determined under the MDIB rules. The minimum amount to be distributed under the MDIB rules is the amount determined by taking the balance in your SIMPLE IRA account and dividing it by a factor taken from an IRS table specified in IRS regulations. The table provides life expectancies for you and a beneficiary who is assumed to be 10 years younger.
     DEATH DISTRIBUTIONS -- If you die after your required beginning date, the balance in your SIMPLE IRA will be distributed in a manner which is at least as rapid as the method of distribution being used on the date of your death. If you die before your required beginning date, the balance in your SIMPLE IRA must generally be distributed within five years from the date of your death. However your beneficiary(ies) may elect to receive the balance in your account over the single life expectancy of your designated beneficiary if distributions begin no later than the end of the year containing the one year anniversary of your death. In addition, if your only beneficiary is your surviving spouse, distributions need not commence until December 31st of the year you would have attained age 70 1/2.
     PROHIBITED TRANSACTIONS -- If you or your beneficiary engage in a prohibited transaction (as defined under Section 4975 of the Internal Revenue
Code) with your SIMPLE IRA, it will lose its tax exemption and you must include the value of your account in your gross income for that taxable year. If you pledge any portion of your SIMPLE IRA as collateral for a loan, the amount so pledged will be treated as a distribution and will be included in your gross income for that year.
     INCOME TAX WITHHOLDING -- All withdrawals from your SIMPLE IRA (except a direct transfer) are subject to federal income tax withholding. You may, however, elect not to have withholding apply to your SIMPLE IRA distribution in most cases. If withholding does apply to your distribution, it is at the rate of 10% of the amount of the distribution.

DESIGNATED FINANCIAL INSTITUTION "DFI":

In general, under section 408(p), an employer must permit an employee to select the financial institution for the SIMPLE IRA to which the employer will make all contributions on behalf of the employee. In this case, the financial institution is referred to as a "Non-DFI." Alternatively, under section 408(p)(7), an employer may require that all SIMPLE contributions initially be made to a single designated financial institution selected by the employee. In this case, the financial institution is referred to as a "DFI." Refer to your employer's SIMPLE Retirement Plan document to determine if the financial institution is a DFI or a Non-DFI.
     USE OF A DESIGNATED FINANCIAL INSTITUTION "DFI" -- If an employer requires that all SIMPLE contributions initially be made to a DFI, the following requirements must be met:
        1. The employer and the financial institution must agree that the financial institution will be a DFI for the employer's SIMPLE plan;
        2. The DFI must agree that, if a participant elects before the expiration of the employee's 60-day election period, the participant's balance will be transferred without cost or penalty to another SIMPLE IRA (or after the two-year period no longer applies, to any IRA) to a financial institution selected by the participant; and
        3. Each participant is given written notification describing the procedures under which, if a participant so elects, the participant's balance will be transferred without cost or penalty to another SIMPLE IRA (or after the two-year period no longer applies, to any IRA) to a financial institution selected by the participant.
     If the participant elects before the expiration of the 60-day election period to have the balance transferred without cost or penalty as described above, such election is valid only with respect to the balance attributable to SIMPLE contributions for the calendar year following that 60-day election period (or, for the year in which an employee becomes eligible to make salary reduction contributions for the remainder of that year) and subsequent calendar years if such election so provides.
     If the participant timely elects the transfer of the balance without cost or penalty as described above, the participant's balance must be transferred on a reasonably frequent basis, such as on a monthly basis. If a participant timely elects this transfer without cost or penalty, the Custodian reserves the right to restrict the investment to a specified investment option until transferred, even though a variety of investment options are available with respect to contributions that the participant has not elected to transfer.
     A transfer is deemed to be made without cost or penalty if no liquidation, transaction, redemption or termination fee, or any commission, load (whether front-end or back-end) or surrender charge or similar fee or charge is imposed with respect to the balance being transferred that the participant has filed a timely election with the DFI. However, the DFI can charge a reasonable annual administrative fee to a SIMPLE IRA from which balances must be transferred in accordance with the participant's timely transfer election.
     In order to timely elect a transfer without cost or penalty, the participant must indicate such election on the SIMPLE IRA Plan Application attached hereto and must be received by the DFI no later than the expiration of the 60-day election period applicable to the employee. If the participant fails to timely elect such transfers without cost or penalty, the DFI reserves the right to charge any or all fees and expenses described in Section 8.05 of this SIMPLE IRA plan agreement.
     USE OF A NONDESIGNATED FINANCIAL INSTITUTION "NON-DFI" -- If the employer's SIMPLE plan permits the participants to select their own financial institution to serve as trustee or custodian of the SIMPLE IRA, the rules explained above do not apply and the Custodian may charge any and all fees described in Section 8.05 of the SIMPLE IRA plan agreement.
     TRANSFERS DEFINED -- A direct transfer is a payment from this SIMPLE IRA directly to another trustee or custodian of a SIMPLE IRA (or, after the two-year period no longer applies, to the trustee or custodian of any IRA). Transfers do not constitute a distribution since you are never in receipt of the funds. The monies are transferred directly to the new trustee or custodian. If you should transfer all or a portion of your SIMPLE IRA to your former spouse's IRA under a divorce decree (or under a written instrument incident to divorce) or separation instrument, you will not be deemed to have made a taxable distribution, but merely a transfer. The portion so transferred will be treated at the time of the transfer as the IRA of your spouse or former spouse. If your spouse is the beneficiary of your SIMPLE IRA, in the event of your death, your spouse may "assume" your SIMPLE IRA. The assumed IRA is then treated as your surviving spouse's IRA.

SUMMARY DESCRIPTION REQUIREMENTS: In general, the Custodian of any
SIMPLE IRA must annually provide to the employer maintaining the SIMPLE plan a Summary Description early enough to allow the employer to meet its notification obligations. If the Custodian of this SIMPLE IRA is a DFI, the Summary Description will be provided directly to the employer by the Custodian in the underlying SIMPLE plan agreement. If the Custodian of this SIMPLE IRA is a Non-DFI, the Summary Description will be provided directly to the employee by the Custodian. The employee agrees to have the employer complete certain information contained on the Summary Description with respect to the employer's SIMPLE plan provisions. A sample Summary Description for a Non-DFI is located on the following page. The Custodian of a "transfer SIMPLE IRA" is not required to provide this Summary Description. A SIMPLE IRA is a "transfer SIMPLE IRA" if it is not a SIMPLE IRA to which the employer has made contributions under the SIMPLE plan.

PROCEDURES FOR WITHDRAWALS: All distributions from this SIMPLE IRA must be requested in writing on a form provided to the participant by the Custodian. After the withdrawal form has been completed and executed by the recipient, the form must be either hand delivered to the Custodian during normal business hours or mailed to the Custodian by first class mail, certified or registered mail prepaid through the U.S. Postal Service, or through any means of an expedited delivery service. After receipt of a properly executed withdrawal form, the Custodian will process the distribution as soon as administratively feasible.

FEDERAL ESTATE AND GIFT TAXES: Generally, there is no specific exclusion for SIMPLE IRAs under the estate tax rules. Therefore, in the event of your death, your SIMPLE IRA balance will be includible in your gross estate for federal estate tax purposes. However, if your surviving spouse is the beneficiary of your SIMPLE IRA, the amount in your SIMPLE IRA may qualify for the marital deduction available under Section 2056 of the Internal Revenue Code. A transfer of property for federal gift tax purposes does not include an amount which a beneficiary receives from a SIMPLE IRA plan.

PENALTIES: If you are under age 59 1/2 and receive a premature distribution from your SIMPLE IRA, an additional 10% (or 25% for certain SIMPLE IRA distributions) income tax will apply on the taxable amount of the distribution. If you make an excess deferral to your SIMPLE IRA and it is not corrected on a timely basis, an excise tax of 6% is imposed on the excess amount. This tax will apply each year to any part or all of the excess which remains in your account. If you are age 70 1/2 or over or if you should die, and the appropriate required minimum distributions are not made from your SIMPLE IRA, an additional tax of 50% is imposed upon the difference between what should have been distributed and what was actually distributed.
     For tax years ending before 1/1/97, you will be taxed an additional 15% on any amount you receive and include in income during a calendar year from qualified plans, TSAs and all IRAs which exceeds the greater of $150,000 (unindexed) or $112,500 (indexed for cost of living). Before you receive an excess distribution, you should seek advice from your tax advisor with respect to the application of these rules. For tax years 1997, 1998 and 1999, the 15% excess distribution tax will not apply. In the event of your death, your estate may be subject to a 15% tax on the "excess accumulation" in all of your qualified plans, TSAs and IRAs. You should seek the advice of your own tax advisor with respect to the application of this excess accumulation excise tax. You must file IRS Form 5329 with the Internal Revenue Service for any year an additional tax is due.

IRS APPROVAL AS TO FORM: This SIMPLE IRA Custodial Agreement has been approved by the Internal Revenue Service as to form. This is not an endorsement of the plan in operation or of the investments offered.

ADDITIONAL INFORMATION: You may obtain further information on IRAs and SIMPLE IRAs from your District Office of the Internal Revenue Service. In particular you may wish to obtain IRS Publication 590 (Individual Retirement Arrangements).




32